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                                        File No. 33-23512, 811-5629
                                        Filed under Rule 497(c)



PROSPECTUSES
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Included in this document:



THE GCG TRUST
October 2, 2000

    ASSET ALLOCATION GROWTH SERIES
    DIVERSIFIED MID-CAP SERIES
    GROWTH AND INCOME SERIES
    SPECIAL SITUATIONS SERIES



THE PRUDENTIAL SERIES FUND, INC.
September 15, 2000

    SP JENNISON INTERNATIONAL GROWTH PORTFOLIO



                                        ING (Lion Logo) VARIABLE ANNUITIES



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THE  GCG  TRUST
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PROSPECTUS
October 2, 2000

                                  -------------------------------
                                  BALANCED FUNDS
                                  -------------------------------
                                      Asset Allocation Growth Series

                                  -------------------------------
                                  STOCK FUNDS
                                  -------------------------------
                                    DOMESTIC
                                      Diversified Mid-Cap Series
                                      Growth and Income Series
                                      Special Situations Series

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THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR
DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR
ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS
FOR THE SEPARATE ACCOUNT.  BOTH PROSPECTUSES SHOULD BE READ
CAREFULLY AND RETAINED FOR FUTURE REFERENCE.



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                           TABLE OF CONTENTS
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    IN THIS PROSPECTUS AND IN THE STATEMENT OF ADDITIONAL INFORMATION,
    WE REFER TO THE GCG TRUST AS "THE GCG TRUST," AND TO A SERIES OF THE GCG TRUST INDIVIDUALLY AS A "PORTFOLIO" AND COLLECTIVELY AS THE "PORTFOLIOS."

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
                                    PAGE

INTRODUCTION
 Investing through your Variable
   Contract.......................    2
 Why Reading this Prospectus is
   Important......................    2
 Types of Funds...................    2
 General Risk Factors.............    3

PORTFOLIOS AT A GLANCE
 Asset Allocation Growth..........    4
 Diversified Mid-Cap..............    6
 Growth and Income................    8
 Special Situations...............   10

MORE INFORMATION
 A Word about Portfolio Diversity.   12
 Additional Information about the
   Portfolios.....................   12
 Non-Principal Investments and
   Strategies.....................   12
 Temporary Defensive Positions....   12
 Portfolio Turnover...............   12
 Legal Counsel....................   12
 Independent Auditors.............   12

DESCRIPTION OF THE PORTFOLIOS
 Asset Allocation Growth..........   13
 Diversified Mid-Cap..............   16
 Growth and Income................   19
 Special Situations...............   23

OVERALL MANAGEMENT OF THE TRUST
 The Adviser......................   27
 Advisory Fee.....................   28

SHARE PRICE........................  28

TAXES AND DISTRIBUTIONS............  30

TO OBTAIN MORE INFORMATION.........Back

THE GCG TRUST TRUSTEES.............Back

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    AN INVESTMENT IN ANY PORTFOLIO OF THE GCG TRUST IS NOT A BANK DEPOSIT
    AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY.

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                            INTRODUCTION
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INVESTING THROUGH YOUR VARIABLE       MONEY MARKET FUNDS.  Money market
CONTRACT                              instruments (also known as cash
Shares of the portfolios of the       investments) are debt securities
GCG Trust currently are sold to       issued by governments,
segregated asset accounts             corporations, banks, or other
("Separate Accounts") of insurance    financial institutions.
companies as funding choices for
variable annuity contracts and         BOND FUNDS.  Bonds are debt
variable life insurance policies        securities representing loans
("Variable Contracts").  There are      from investors.  A bond fund's
additional portfolios of the GCG        share price - and therefore the
Trust described in other                value of your investment - can
prospectuses.   Assets in the           rise or fall in value because
Separate Account are invested           of changing interest rates or
in shares of the portfolios based       other factors.
on your allocation instructions.
Not all portfolios described in        BALANCED FUNDS.  A balanced fund
this prospectus may be available        holds a mix of stocks, bonds,
under your Variable Contract.  You      and sometimes, cash
do not deal directly with the           investments.  A balanced fund
portfolios to purchase or redeem        offers the convenience of
shares.  The accompanying Separate      investing in both stocks and
Account prospectus describes your       bonds through a single fund.
rights as a Variable Contract
owner.                                  STOCK FUNDS.  Stocks - which
                                        represent shares of ownership
WHY READING THIS PROSPECTUS IS          in a company - generally offer
IMPORTANT                               the greatest potential for long
This prospectus explains the            term growth of principal.  Many
investment objective, risks and         stocks also provide regular
strategy of four portfolios             dividends, which are generated
of the GCG Trust.  The investment       by corporate profits.  While
objectives, risks and strategies of     stocks have historically
the other portfolios of the GCG         provided the highest long-term
Trust are described in another          returns, they have also
prospectus.  Reading the                exhibited the greatest short-
prospectus will help you to decide      term price fluctuations - so a
whether a portfolio is the right        stock fund has a higher risk of
investment for you.  We suggest         losing value over the short
that you keep this prospectus and       term.
the prospectus for the Separate
Account for future reference.

TYPES OF FUNDS
The portfolios are generally
classified among three major asset
classes: stock, bond and money
market.


  MONEY MARKET               BOND                     STOCK
    FUNDS                    FUNDS                    FUNDS

  |----------------------------------------------------------|
  | LOWER     <---------- RISK/RETURN ---------->     HIGHER |
  |----------------------------------------------------------|

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                        INTRODUCTION (CONTINUED)
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GENERAL RISK FACTORS                      When interest rates are rising,
Investing in the portfolios, as           the prices of debt securities
with an investment in any security,       tend to fall.  When interest
involves risk factors and special         rates are falling, the prices
considerations.  A portfolio's            of debt securities tend to rise.
risk is defined primarily by              Generally, the longer the time
its principal investments                 until maturity, the more
and investment strategies.  An            sensitive the price of a debt
investment in a portfolio is not          security is to interest rate
insured against loss of principal.        changes.
As with any mutual fund, there can
be no assurance that a portfolio       o  CREDIT RISK.  A bond issuer
will achieve its investment               (debtor) may fail to repay
objective.  Investing in shares of        interest and principal in a
a portfolio should not be                 timely manner.  The price of a
considered a complete investment          security a portfolio holds may
program.  The share value of each         fall due to changing economic,
portfolio will rise and fall.             political or market conditions
                                          or disappointing earnings
It is important to keep in mind           results.
one of the main axioms of
investing:  The higher the risk of     o  CALL RISK.  During periods of
losing money, the higher the              falling interest rates, a bond
potential reward.  The lower the          issuer may "call," or repay,
risk, the lower the potential             its high yielding bond before
reward.  As you consider an               the bond's maturity date.
investment in a portfolio, you            Forced to invest the
should take into account your             unanticipated proceeds at
personal tolerance for investment         lower interest rates, a
risk.                                     portfolio would experience a
                                          decline in income.
OVERALL RISK:
 o  MANAGER RISK.  A portfolio         o  MATURITY RISK.  Interest rate
    manager of a portfolio may do         risk will affect the price of
    a mediocre or poor job in             a fixed income security more
    selecting securities.                 if the security has a longer
                                          maturity because changes in
RISK RELATED TO STOCK INVESTING:          interest rates are
 o  MARKET AND COMPANY RISK.  The         increasingly difficult to
    price of a security held by a         predict over longer periods of
    portfolio may fall due to             time.  Fixed income securities
    changing economic, political          with longer maturities will
    or market conditions or               therefore be more volatile
    disappointing earnings                than other fixed income
    results.  Stock prices in             securities with shorter
    general may decline over short        maturities.  Conversely, fixed
    or even extended periods.  The        income securities with shorter
    stock market tends to be              maturities will be less
    cyclical, with periods when           volatile but generally provide
    stock prices generally rise           lower returns than fixed
    and periods when stock prices         income securities with longer
    generally decline.  Further,          maturities.  The average
    even though the stock market          maturity of a portfolio's
    is cyclical in nature, returns        fixed income investments will
    from a particular stock market        affect the volatility of the
    segment in which a portfolio          portfolio's share price.
    invests may still trail
    returns from the overall stock        Because of these and other risks
    market.                               that may be particular to a
                                          portfolio, your investment could
RISKS RELATED TO BOND INVESTING:          lose or not make any money.

 o  INCOME RISK.  A portfolio's
    income may fall due to falling
    interest rates.  Income risk
    is generally the greatest for
    short-term bonds, and the
    least for long-term bonds.
    Changes in interest rates will
    affect bond prices as well as
    bond income.

 o  INTEREST RATE RISK.  The prices
    of debt securities generally
    tend to move in the opposite
    direction to interest rates.

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                        PORTFOLIOS AT A GLANCE
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ASSET  ALLOCATION  GROWTH  PORTFOLIO

INVESTMENT
OBJECTIVE   Maximize total return over the long term by allocating
            assets among stocks, bonds, short-term instruments and other investments.

PRINCIPAL   The Portfolio Manager allocates the Portfolio's assets
INVESTMENT  among stocks, bonds, and short-term and money market
STRATEGY    investments.

            The stock class includes equity securities of all types. The bond class includes all varieties of fixed-income securities, including lower-quality debt securities, maturing in more than one year. The short-term/money market class includes all types of short-term and money market instruments.

            The Portfolio Manager determines the allocation of the Portfolio's assets within the different classes. The Portfolio Manager will maintain an approximate neutral mix over time of 70% of assets in stocks, 25% of assets in bonds of any quality, and 5% of assets in short-term and money market instruments. This neutral mix represents the benchmark for its combination of investments in each asset class over time. The Portfolio Manager may change the neutral mix from time to time to favor investments that it believes will provide the most favorable outlook for achieving the Portfolio's objective.

            The Portfolio Manager may invest the Portfolio's assets in securities of foreign issuers in addition to securities of domestic issuers.

            In buying and selling securities for the Portfolio, the Portfolio Manager generally analyzes the issuer of a security using fundamental factors (e.g., growth potential, earnings estimates, and management) and/or quantitative factors (e.g., historical earnings, dividend yield, and earnings per share) and evaluates each security's current price relative to its estimated long-term value.

            The Portfolio Manager may also invest in derivative instruments to manage the Portfolio's exposure to changing security prices, interest rates, or other factors that affect security values.


===RELATIVE RISK COMPARISON=================================================
                           The following chart shows a risk comparison in relation to other portfolios in the Trust and not the market at large. It is not intended to indicate future risk or performance.

              ASSET                    GROWTH
            ALLOCATION                   AND
              GROWTH     DIVERSIFIED   INCOME      SPECIAL
                A          MID-CAP        G      SITUATIONS
                A             D           A          S
                G             M           I          S
<<<------------------------------------------------------------------------>>>
<<             xXx                                                         >>>
<<<------------------------------------------------------------------------>>>
<<LOWER RISK                                                     HIGHER RISK>>

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                   PORTFOLIOS AT A GLANCE (CONTINUED)
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PRINCIPAL   Any investment involves the possibility that you will lose
RISKS money or not make money. An investment in the Portfolio is subject to the following principal risks described under "Introduction - General Risk Factors":

               o  MANAGER RISK              o  CREDIT RISK

               o  MARKET AND COMPANY RISK   o  CALL RISK

               o  INCOME RISK               o  MATURITY RISK

               o  INTEREST RATE RISK

            An investment in the Portfolio is subject to the following additional principal risks described under "Description of the Portfolios - Asset Allocation Growth Portfolio":

               O  FOREIGN INVESTMENT RISK   O  HIGH-YIELD/HIGH-RISK
                                               BOND RISK
               O  DERIVATIVE RISK

PERFORMANCE The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. Performance information is only shown for portfolios that have had a full calendar year of operations. Since the Asset Allocation Growth Portfolio commenced operations on or about October 2, 2000, performance for previous calendar years is not available.

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                   PORTFOLIOS AT A GLANCE (CONTINUED)
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DIVERSIFIED  MID-CAP  PORTFOLIO

INVESTMENT
OBJECTIVE   Long-term growth of capital.

PRINCIPAL   The Portfolio normally invests at least 65% of its total
INVESTMENT  assets in common stocks of companies with medium market
STRATEGY    capitalizations.

            The Portfolio Manager defines companies with medium market capitalizations or mid-cap companies as companies with market capitalizations equaling or exceeding $250 million and similar to the top range of the Russell MidCap Index at the time of the Portfolio's investment. The Portfolio may also invest in companies with smaller or larger market capitalizations.

            The Portfolio Manager may invest the Portfolio's assets in securities of foreign issuers in addition to securities of domestic issuers.

            The Portfolio Manager is not constrained by any particular investment style. The Portfolio may invest in either
            "growth" stocks or "value" stocks or a combination of both types.

            The Portfolio Manager relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market factors. Factors considered include growth potential, earnings estimates and management. These securities are then analyzed using statistical models to further evaluate growth potential, valuation, liquidity and investment risk.

            The Portfolio Manager may also invest in derivative instruments to manage the Portfolio's exposure to changing security prices, interest rates, or other factors that affect security values.


===RELATIVE RISK COMPARISON=================================================
                           The following chart shows a risk comparison in relation to other portfolios in the Trust and not the market at large. It is not intended to indicate future risk or performance.

              ASSET                    GROWTH
            ALLOCATION                   AND
              GROWTH     DIVERSIFIED   INCOME      SPECIAL
                A          MID-CAP        G      SITUATIONS
                A             D           A          S
                G             M           I          S
<<<------------------------------------------------------------------------>>>
<<                           xXx                                           >>>
<<<------------------------------------------------------------------------>>>
<<LOWER RISK                                                     HIGHER RISK>>

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                   PORTFOLIOS AT A GLANCE (CONTINUED)
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PRINCIPAL   Any investment involves the possibility that you will lose
RISKS       money or not make money.

            An investment in the Portfolio is subject to the following principal risks described under "Introduction - General Risk Factors":

              O  MANAGER RISK              O  MARKET AND COMPANY RISK

            An investment in the Portfolio is subject to the following additional principal risks described under "Description of the Portfolios - Diversified Mid-Cap Portfolio":

              O  GROWTH INVESTING RISK

              O  SMALL COMPANY RISK

              O  FOREIGN INVESTMENT RISK

              O  DERIVATIVE RISK

PERFORMANCE The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. Performance information is only shown for portfolios that have had a full calendar year of operations. Since the Diversified Mid-Cap Portfolio commenced operations on or about October 2, 2000, performance for previous calendar years is not available.

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                   PORTFOLIOS AT A GLANCE (CONTINUED)
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GROWTH  AND  INCOME  PORTFOLIO

INVESTMENT
OBJECTIVE   Long-term capital growth and current income.

PRINCIPAL   The Portfolio normally emphasizes investments in common stocks.
INVESTMENT  It will normally invest up to 75% of its assets in equity
STRATEGY    securities selected primarily for their growth potential, and at least 25% of its assets in securities the Portfolio Manager believes have income potential. Equity securities may make up part of this income component if they currently pay dividends or the Portfolio Manager believes they have potential for increasing or commencing dividend payments.

            The Portfolio Manager applies a "bottom up" approach in choosing investments. In other words, the Portfolio Manager looks for companies with earnings growth potential one at a time. The Portfolio Manager looks mostly for equity and income-producing securities that meet its investment criteria. If the Portfolio Manager is unable to find such investments, a significant portion of the Portfolio's assets may be in cash or similar investments.

            The Portfolio may invest without limit in foreign equity and debt securities and up to 35% of its net assets in high-yield/high-risk bonds of any quality.

PRINCIPAL   Any investment involves the possibility that you will lose
RISKS       money or not make money.  An investment in the Portfolio is subject to the following principal risks described under "Introduction - General Risk Factors":

             o  MANAGER RISK                   o  INTEREST RATE RISK

             o  MARKET AND COMPANY RISK        o  CREDIT RISK

             o  INCOME RISK                    o  MATURITY RISK


===RELATIVE RISK COMPARISON=================================================
                           The following chart shows a risk comparison in relation to other portfolios in the Trust and not the market at large. It is not intended to indicate future risk or performance.

              ASSET                    GROWTH
            ALLOCATION                   AND
              GROWTH     DIVERSIFIED   INCOME      SPECIAL
                A          MID-CAP        G      SITUATIONS
                A             D           A          S
                G             M           I          S
<<<------------------------------------------------------------------------>>>
<<                                       xXx                               >>>
<<<------------------------------------------------------------------------>>>
<<LOWER RISK                                                     HIGHER RISK>>

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                   PORTFOLIOS AT A GLANCE (CONTINUED)
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              An investment in the Portfolio is subject to the following additional principal risks described under "Description of the Portfolios - Growth and Income Portfolio":

                o  GROWTH INVESTING RISK       o  HIGH-YIELD/HIGH-RISK
                                                  BOND RISK

                o  FOREIGN INVESTMENT RISK     o  SPECIAL SITUATIONS RISK

              This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For such information, please refer to the Statement of Additional Information.

PERFORMANCE   The value of your shares in the Portfolio will fluctuate
              depending on the Portfolio's investment performance.
              Performance information is only shown for funds that have had a full calendar year of operations. Since the Growth and Income Portfolio commenced operations on or about
              October 2, 2000, there is no performance information included in this prospectus.

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                   PORTFOLIOS AT A GLANCE (CONTINUED)
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SPECIAL  SITUATIONS  PORTFOLIO

INVESTMENT
OBJECTIVE   Capital appreciation.

PRINCIPAL   The Portfolio invests primarily in common stocks selected
INVESTMENT  for their capital appreciation potential.  The Portfolio
STRATEGY    emphasizes stocks of "special situation" companies that
            the Portfolio Manager believes have been overlooked or undervalued by other investors. A "special situation" arises when, in the Portfolio Manager's opinion, securities of a particular company will appreciate in value due to a specific development. The Portfolio Manager pays particular attention to companies thought to have high free cash flows.

            The Portfolio Manager applies a "bottom up" approach in choosing investments. In other words, the Portfolio
            Manager looks for companies with earnings growth potential one at a time.

            The Portfolio may invest without limit in foreign equity and debt securities and up to 35% of its net assets in high-yield/high-risk bonds of any quality.

            The Portfolio is non-diversified and, as a result, may hold larger positions in a smaller number of securities than a diversified fund.

PRINCIPAL   Any investment involves the possibility that you will lose
RISKS       money or not make money.  An investment in the Portfolio
            is subject to the following principal risks described under "Introduction - General Risk Factors":

             o  MANAGER RISK

             o  MARKET AND COMPANY RISK


===RELATIVE RISK COMPARISON=================================================
                           The following chart shows a risk comparison in relation to other portfolios in the Trust and not the market at large. It is not intended to indicate future risk or performance.

              ASSET                    GROWTH
            ALLOCATION                   AND
              GROWTH     DIVERSIFIED   INCOME      SPECIAL
                A          MID-CAP        G      SITUATIONS
                A             D           A          S
                G             M           I          S
<<<------------------------------------------------------------------------>>>
<<                                                  xXx                    >>>
<<<------------------------------------------------------------------------>>>
<<LOWER RISK                                                     HIGHER RISK>>

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                   PORTFOLIOS AT A GLANCE (CONTINUED)
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            An investment in the Portfolio is subject to the following additional principal risks described under "Description of the Portfolios - Special Situations Portfolio":

             o  SMALL COMPANY RISK            o  SPECIAL SITUATIONS RISK

             o  FOREIGN INVESTMENT RISK       o  DIVERSIFICATION RISK

             o  HIGH-YIELD/HIGH-RISK
                BOND RISK

            This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For such information, please refer to the Statement of Additional Information.

PERFORMANCE The value of your shares in the Portfolio will fluctuate depending on the Portfolio's investment performance. Performance information is only shown for portfolios that have had a full calendar year of operations. Since the Special Situations Portfolio commenced operations on or about October 2, 2000, there is no performance information included in this prospectus.

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                             MORE INFORMATION
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A WORD          The Asset Allocation Growth, Diversified Mid-Cap and Growth
ABOUT           and Income Portfolios are diversified, as defined in the
PORTFOLIO       Investment Company Act of 1940.  A diversified portfolio may
DIVERSITY       not, as to 75% of its total assets, invest more than 5% of its total assets in any one issuer and may not purchase more than 10% of the outstanding voting securities of any one issuer (other than U.S. government securities). The Special
                Situations Portfolio is not diversified and, as a result, may be more volatile because it may invest in a smaller number of issuers.

ADDITIONAL      The investment objective and certain of the investment
INFORMATION     restrictions of each portfolio in this prospectus are
ABOUT THE       fundamental.  This means they may not be modified or
PORTFOLIOS      changed without a vote of the shareholders.  A Statement
                of Additional Information is made a part of this prospectus.
                It identifies and discusses non-principal investment strategies and associated risks of each portfolio, as well as investment restrictions, secondary or temporary investments and associated risks, a description of how the bond rating system works and other information that may be helpful to you in your decision to invest. You may obtain a copy without charge by calling our Customer Service Center at 1-800-344-6864, or by downloading it from the Securities and Exchange Commission's website (http://www.sec.gov).

NON-PRINCIPAL   This prospectus does not describe all of the various types
INVESTMENTS     of securities, strategies and practices that are available
AND             to, but are not the principal focus of, a particular
STRATEGIES      portfolio.  Such non-principal investments and strategies
                are discussed in the Statement of Additional Information.

TEMPORARY       This prospectus does not describe temporary defensive
DEFENSIVE       positions.  A portfolio may depart from its principal
POSOTIONS       investment strategies by temporarily investing for
                defensive purposes when adverse market, economic or political conditions exist. While a portfolio invests defensively, it may not be able to pursue its investment objective. A portfolio's defensive investment position may not be effective in protecting its value. The types of defensive positions in which a portfolio may engage are identified and discussed, together with their risks, in the Statement of Additional Information.

PORTFOLIO       Before investing in a portfolio, you should review its
TURNOVER        portfolio turnover rate for an indication of the potential effect of transaction costs on the portfolio's future returns. In general, the greater the volume of buying selling by the portfolio, the greater the impact that and brokerage commissions and other transaction costs will have on its return. Portfolio turnover rate is calculated by dividing the value of the lesser of purchases or sales of portfolio securities for the year by the monthly average of the value of portfolio securities owned by the portfolio during the year.
                Securities whose maturities at the time of purchase were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if a portfolio sold and replaced securities valued at 100% of its total net assets within a one-year period.

LEGAL           Sutherland Asbill & Brennan LLP, located at 1275
COUNSEL         Pennsylvania Avenue, N.W., Washington, D.C. 20004.

INDEPENDENT     Ernst & Young LLP, located at Two Commerce Square,
AUDITORS        Suite 4000, 2001 Market Street, Philadelphia,
                Pennsylvania 19103.

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                     DESCRIPTION OF THE PORTFOLIOS
-------------------------------------------------------------------------


ASSET  ALLOCATION  GROWTH  PORTFOLIO

PORTFOLIO
MANAGER     Fidelity Management & Research Company

INVESTMENT  Maximize total return over the long term by allocating
OBJECTIVE   its assets among stocks, bonds, short-term instruments
            and other investments.

PRINCIPAL   The Portfolio Manager allocates the Portfolio's assets
INVESTMENT  among the following classes, or types, of investments.
STRATEGY    The stock class includes equity securities of all types.
            The bond class includes all varieties of fixed-income securities, including lower-quality debt securities, maturing in more than one year. The short-term/money market class includes all types of short-term and money market instruments.

            The Portfolio Manager uses its judgment to place a security in the most appropriate class based on its investment characteristics. Fixed-income securities may be classified in the bond or short-term/money market class according to interest rate sensitivity as well as maturity.

            The Portfolio Manager may invest the Portfolio's assets in these classes by investing in other funds. The Portfolio Manager may also invest the Portfolio's assets in other instruments that do not fall within these classes.

            The Portfolio Manager has the ability to allocate the Portfolio's assets within the different asset classes.
            The Portfolio's neutral mix represents the benchmark for its combination of investments in each asset class over time. The Portfolio Manager may change the neutral mix from time to time. The approximate neutral mix is 70% of assets in stocks, 25% of assets in bonds of any quality, and 5% of assets in short-term and money market instruments.

            The Portfolio Manager does not try to pinpoint the precise moment when a major reallocation should be made. Instead, the Portfolio Manager regularly reviews the Portfolio's allocation and makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving the Portfolio's objective.

            The Portfolio Manager will invest the Portfolio's assets in securities of foreign issuers in addition to securities of domestic issuers.

            In buying and selling securities for the Portfolio, the Portfolio Manager generally analyzes the issuer of a security using fundamental factors (e.g., growth potential, earnings estimates, and management) and/or quantitative factors (e.g., historical earnings, dividend yield, and earnings per share) and evaluates each security's current price relative to its estimated long-term value.

            The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the Portfolio's performance.

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            The Portfolio Manager may use various techniques, such as
            buying and selling futures contracts, to increase or decrease the Portfolio's exposure to changing security prices, interest rates, or other factors that affect security values. If the Portfolio Manager's strategies do not work as intended, the Portfolio may not achieve its objective.

            DESCRIPTION OF PRINCIPAL SECURITY TYPES:

            Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, and warrants.

            Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Debt securities include corporate bonds, government securities, and mortgage-backed and other asset-backed securities.

            Money market securities are high-quality, short-term securities that pay a fixed, variable, or floating interest rate. Securities are often specifically structured so that they are eligible investments for a money market fund. For example, in order to satisfy the maturity restrictions for a money market fund, some money market securities have demand or put features, which shorten the security's effective maturity. Money market securities include bank certificates of deposit, bank acceptances, bank time deposits, notes, commercial paper, and U.S. government securities.

            PORTFOLIO TURNOVER. The Portfolio generally intends to purchase securities for long-term investment, although, to a limited extent, the Portfolio may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. The Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

PRINCIPAL   Any investment in the Portfolio involves the possibility that
RISKS       you will lose money or not make money.  An investment in the
            Portfolio is subject to the following principal risks described under "Introduction - General Risk Factors":

                o  MANAGER RISK              o  CREDIT RISK

                o  MARKET AND COMPANY RISK   o  CALL RISK

                o  INCOME RISK               o  MATURITY RISK

                o  INTEREST RATE RISK

            An investment in the Portfolio is subject to the following additional principal risks:

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                o   FOREIGN INVESTMENT RISK.  Foreign investments may be
                    riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, possible security illiquidity, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the United States, and foreign controls on investments. In addition, the costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

                To the extent that the portfolio invests more than 25% of its total assets in one geographic region or country, the portfolio may be more sensitive to economic and other factors in that geographic region or country than a more diversified fund.

            o DERIVATIVE RISK. The Portfolio may use futures, options, swaps and other derivative instruments to hedge or protect the Portfolio from adverse movements in securities prices and interest rates. The Portfolio may also use a variety of currency hedging techniques, including foreign currency contracts, to manage exchange rate risk. The use of these instruments may benefit the Portfolio. However, the Portfolio's performance could be worse than if the Portfolio had not used such instruments if the Portfolio Manager's judgment proves incorrect.

            This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For such information, please refer to the Statement of Additional Information.

MORE        Fidelity Management & Research Company (FMR) has managed
ON THE      the Portfolio since its inception.  As of June 30, 2000,
PORTFOLIO   FMR had approximately $973 billion in total
MANAGER     assets under management. The address of FMR is 82
            Devonshire Street, Boston, MA  02109.  Fidelity Investments
            Money Management, Inc. (FIMM) in Merrimack, New Hampshire, serves as sub-adviser for the Portfolio. FIMM is responsible for choosing certain types of fixed income securities for the Portfolio. FIMM is an affiliate of FMR. As of June 30, 2000, FIMM had approximately $274 billion in total assets under management.

            The following person at FMR is primarily responsible for the day-to-day investment decisions of the Portfolio:

            Name            Position and Recent Business Experience
            ----            ---------------------------------------
            Ren Y. Cheng    Senior Vice President of FMR and Portfolio
                            Manager.

                            Mr. Cheng has been employed as a portfolio manager by FMR since 1994.

            FMR also manages the Diversified Mid-Cap Portfolio.

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                      DESCRIPTION OF THE PORTFOLIOS
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DIVERSIFIED  MID-CAP  PORTFOLIO

PORTFOLIO
MANAGER     Fidelity Management & Research Company

INVESTMENT
OBJECTIVE   Long-term growth of capital.

PRINCIPAL   The Portfolio Manager normally invests at least 65%
INVESTMENT  of the Portfolio's total assets in common stocks of
STRATEGY    companies with medium market capitalizations.  The
            Portfolio Manager defines companies with medium market capitalization or mid-cap companies as companies with market capitalizations equaling or exceeding $250 million and similar to the top range of the Russell Midcap Index at the time of the Portfolio's investment. Companies whose capitalization no longer meets this definition after purchase continue to be considered to have a medium market capitalization for purposes of the 65% policy. As of June 30, 2000, the Russell MidCap Index included companies with capitalizations between approximately $132 million and $66.5 billion. The size of the companies in the Russell
            MidCap Index changes with market conditions and the composition of the index. The Portfolio Manager may also invest the Portfolio's assets in companies with smaller or larger market capitalizations.

            The Portfolio Manager may invest the Portfolio's assets in securities of foreign issuers in addition to securities of domestic issuers.

            The Portfolio Manager is not constrained by any particular investment style. At any given time, the Portfolio
            Manager may buy "growth" stocks or "value" stocks, or a combination of both types. The Portfolio Manager relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market factors. Factors considered include growth potential, earnings estimates and management. These securities are then analyzed using statistical models to further evaluate growth potential, valuation, liquidity and investment risk.

            The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the Portfolio's performance.

            The Portfolio Manager may use various techniques, such as buying and selling futures contracts, to increase or decrease the Portfolio's exposure to changing security prices or other factors that affect security values. If the Portfolio Manager's strategies do not work as intended, the Portfolio may not achieve its objective.

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                      DESCRIPTION OF THE PORTFOLIOS
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PRINCIPAL   Any investment in the Portfolio involves the possibility
RISKS that you will lose money or not make money. An investment in the Portfolio is subject to the following principal risks described under "Introduction - General Risk Factors":

             o  MANAGER RISK

             o  MARKET AND COMPANY RISK

            An investment in the Portfolio is subject to the following additional principal risks:

                o GROWTH INVESTING RISK. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential. Growth-oriented funds will typically underperform when value investing is in favor.

                o SMALL COMPANY RISK. Investing in securities of small companies may involve greater risks than investing in larger, more established issuers. Smaller companies may have limited product lines, markets or financial resources. Their securities may trade less frequently and in more limited volume than the securities of larger, more established companies. In addition, smaller companies are typically subject to greater changes in earning and business prospects than are larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more than other stocks. Although investing in small companies offers potential for above-average returns, the companies may not succeed, and the value of stock shares could decline significantly.

                o FOREIGN INVESTMENT RISK. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, possible security illiquidity, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the United States, and foreign controls on investments. In addition, the costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

                   To the extent that the Portfolio invests more than 25% of its total assets in one geographic region or country, the Portfolio may be more sensitive to economic and other factors in that geographic region or country than a more diversified fund.

            o DERIVATIVE RISK. The Portfolio may use futures, options, swaps and other derivative instruments to hedge or protect the Portfolio from adverse movements in securities prices and interest rates. The Portfolio may also use a variety of currency hedging techniques, including foreign currency contracts, to manage exchange rate risk. The use of these instruments may benefit the Portfolio. However, the Portfolio's performance could be worse than if the Portfolio had not used such instruments if the Portfolio Manager's judgment proves incorrect.

            This Prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For such information, please refer to the Statement of Additional Information.

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                 DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
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MORE        Fidelity Management & Research Company (FMR) has managed
ON THE      the Portfolio since its inception.  As of June 30, 2000,
PORTFOLIO   FMR had approximately $973 billion in total assets under
MANAGER     management.  The address of FMR is 82 Devonshire Street,
            Boston, MA  02109.

            The following person at FMR is primarily responsible for the day-to-day investment decisions of the Portfolio:

            Name                    Position and Recent Business Experience
            -------------------     ---------------------------------------
            Robert L. MacDonald     Senior Vice President of FMR and
                                    Portfolio Manager.

                                    Mr. MacDonald has been employed by FMR
                                    since 1985 and has been a portfolio
                                    manager since 1987.

            FMR also manages the Asset Allocation Growth Portfolio.

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GROWTH  AND  INCOME  PORTFOLIO

PORTFOLIO
MANAGER     Janus Capital Corporation

INVESTMENT
OBJECTIVE   Long-term capital growth and current income.

PRINCIPAL   The Portfolio normally emphasizes investments in common
INVESTMENT  stocks.  It will normally invest up to 75% of its assets in
STRATEGY    equity securities selected primarily for their growth potential, and at least 25% of its assets in securities the Portfolio
            Manager believes have income potential. Because of this investment strategy, the Portfolio is not designed for investors who need consistent income.

            The Portfolio Manager applies a "bottom up" approach in choosing investments. In other words, the Portfolio Manager seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. The Portfolio Manager makes this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity or other similar selection criteria. The Portfolio emphasizes aggressive growth stocks and may derive a significant portion of its income from dividend-paying common stocks. Because of these factors, the Portfolio's net asset value may fluctuate more than other equity funds.

            The Portfolio Manager shifts assets between the growth and income components of the Portfolio based on the Portfolio Manager's analysis of relevant market, financial and economic conditions. If the Portfolio Manager believes that growth securities will provide better returns than the yields available or expected on income-producing securities, the Portfolio will place a greater emphasis on the growth component.

            The growth component of the Portfolio is expected to consist primarily of common stocks, but may also include warrants, preferred stocks or convertible securities selected primarily for their growth potential.

            The income component of the Portfolio will consist of securities that the Portfolio Manager believes have income potential. Such securities may include equity securities, convertible securities and all types of debt securities. Equity securities may be included in the income component of the Portfolio if they currently pay dividends or the Portfolio Manager believes they have the potential for either increasing their dividends or commencing dividends, if none are currently paid.

            The Portfolio may also invest in:

                o debt securities

                o foreign equity and debt securities (either indirectly
                  through depositary receipts or directly in foreign markets) (without limit)

                o high-yield/high-risk bonds (up to 35%) of any quality

                o index/structured securities

                o options, futures, forwards, swaps and other types of
                  derivatives for hedging purposes or for non-hedging purposes such as seeking to enhance return

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                o securities purchased on a when-issued, delayed delivery
                  or forward commitment basis

                o illiquid investments (up to 15%)

                o special situation companies

            CASH AND CASH EQUIVALENTS. When the Portfolio Manager believes that market conditions are unfavorable for profitable investing or when it is otherwise unable to locate attractive investment opportunities for the Portfolio, the Portfolio's cash or similar investments may increase. The Portfolio Manager may also temporarily increase the Portfolio's cash position to protect its assets or maintain liquidity. When the Portfolio's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Portfolio remained more fully invested in stocks or bonds.

            PORTFOLIO TURNOVER. The Portfolio generally intends to purchase securities for long-term investment, although, to a limited extent, the Portfolio may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. The Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

PRINCIPAL   Any investment involves the possibility that you will lose
RISKS       money or not make money.  An investment in the Portfolio is subject to the following principal risks described under "Introduction - General Risk Factors":

                o  MANAGER RISK                  o  CREDIT RISK

                o  MARKET AND COMPANY RISK       o  CALL RISK

                o  INCOME RISK                   o  MATURITY RISK

                o  INTEREST RATE RISK

            An investment in the Portfolio is subject to the following additional principal risks:

                o GROWTH INVESTING RISK.  Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential. Growth-oriented funds will typically underperform when value investing is in favor.

               o FOREIGN INVESTMENT RISK. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, possible security illiquidity, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the United States, and foreign controls on investments. In addition, the costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

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                  To the extent that the Portfolio invests more than 25% of
                  its total assets in one geographic region or country, the Portfolio may be more sensitive to economic and other factors in that geographic region or country that a more diversified fund.

                o HIGH-YIELD/HIGH-RISK BOND RISK.  High yield bonds (commonly referred to as "junk bonds" generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically have greater potential price volatility and principal and income risk. High yield bonds are not considered investment grade.

                o SPECIAL SITUATIONS RISK.  A "special situation" arises
                  when, in the Portfolio Manager's opinion, securities of a particular company will appreciate in value due to a specific development with respect to that issuer. Investments in special situation companies may not appreciate if an anticipated development does not occur or does not attract the anticipated attention.

            An investment in the Portfolio may also be subject to the following additional non-principal risks:

                o DERIVATIVE RISK.  The Portfolio may use futures, options, swaps and other derivative instruments to hedge or protect the Portfolio from adverse movements in securities prices and interest rates. The Portfolio may also use a variety of currency hedging techniques, including foreign currency contracts, to manage exchange rate risk. The use of these instruments may benefit the Portfolio. However, the Portfolio's performance could be worse than if the Portfolio had not used such instruments if the Portfolio Manager's judgment proves incorrect.

                o SECTOR RISK.  The Portfolio may, at times, invest
                  more than 25% of its assets in securities of issuers in one or more market sectors, such as technology. To the extent the Portfolio's assets are concentrated in a single market sector, volatility in that sector will have a greater impact on the Portfolio than it would on a fund that has not concentrated its investments.

                o SMALL COMPANY RISK.  Investing in securities of small
                  companies may involve greater risks than investing in larger, more established issuers. Smaller companies may have limited product lines, markets or financial resources. Their securities may trade less frequently and in more limited volume than the securities of larger, more established companies. In addition, smaller companies are typically subject to greater changes in earning and business prospects than are larger companies.
                  Consequently, the prices of small company stocks tend to rise and fall in value more than other stocks.
                  Although investing in small companies offers potential for above-average returns, the companies may not succeed, and the value of stock shares could decline significantly.

            This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For such information, please refer to the Statement of Additional Information.

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                 DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
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MORE        Janus Capital Corporation has managed the Portfolio since its
ON THE      inception.  Janus Capital has been an investment adviser since
PORTFOLIO   1970, and provides advisory services to managed accounts and
MANAGER     investment companies.  As of June 30, 2000, Janus Capital
            managed approximately $304 billion in assets. The address of Janus Capital is 100 Fillmore Street, Denver, Colorado 80206.

            Janus Capital is owned in part by Stilwell Financial Inc. ("Stilwell"), which owns approximately 81.5% of the outstanding voting stock of Janus Capital. Stilwell is a publicly traded holding company with principal operations in financial asset management businesses. Thomas H. Bailey, President and Chairman of the Board of Janus Capital, owns approximately 12% of Janus Capital's voting stock and, by agreement with Stilwell, selects at least a majority of Janus Capital's Board subject to the approval of Stilwell which approval cannot be unreasonably withheld.

            The following person at Janus Capital is primarily responsible for the day-to-day investment decisions of the Portfolio:

            Name                    Position and Recent Business Experience
            -------------------     ---------------------------------------
            David J. Corkins        Executive Vice President and Portfolio
                                    Manager of the Portfolio since its
                                    inception.

                                    Mr. Corkins joined Janus Capital in
                                    1995 as a research analyst specializing
                                    in domestic financial services
                                    companies and a variety of foreign
                                    industries.  Prior to joining Janus
                                    Capital, he was the Chief Financial
                                    Officer of Chase U.S. Consumer
                                    Services, Inc., a Chase Manhattan
                                    mortgage business.

            Janus Capital also manages the Special Situations Portfolio.

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                 DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
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SPECIAL  SITUATIONS  PORTFOLIO

PORTFOLIO
MANAGER     Janus Capital Corporation

INVESTMENT
OBJECTIVE   Capital appreciation.

PRINCIPAL   The Portfolio invests primarily in common stocks selected
INVESTMENT  for their capital appreciation potential.  The Portfolio
STRATEGY    emphasizes stocks of "special situation" companies that the
            Portfolio Manager believes have been overlooked or undervalued by other investors. A "special situation" arises when, in the Portfolio Manager's opinion, securities of a particular company will appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flows. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares or paying dividends. Special situations may also result from
            (1) significant changes in industry structure through regulatory developments or shifts in competition; (2) a new or improved product, service, operation or technological advance;
            (3) changes in senior management; or (4) significant changes in cost structure. The Portfolio Manager pays particular attention to companies that it thinks have high free cash flows.

            The Portfolio Manager applies a "bottom up" approach in choosing investments. In other words, the Portfolio Manager seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. The Portfolio Manager makes this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity or other similar selection criteria. Realization of income is not a significant consideration when the Portfolio Manager chooses investments for the Portfolio. Income realized on the Portfolio's investments may be incidental to its objective.

            The Portfolio is non-diversified. In other words, it may hold larger positions in a smaller number of securities than a diversified fund. As a result, a single security's increase or decrease in value may have a greater impact on the Portfolio's net asset value or total return.

            The Portfolio may also invest in:

                o   debt securities

                o foreign equity and debt securities (either indirectly through depositary receipts or directly in foreign markets)

                o   high-yield/high-risk bonds (up to 35%) of any quality

                o   index/structured securities

                o options, futures, forwards, swaps and other types of derivatives for hedging purposes or for non-hedging purposes such as seeking to enhance return

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                 DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
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                o   securities purchased on a when-issued, delayed
                    delivery or forward commitment basis

                o   illiquid investments (up to 15%)

            CASH AND CASH EQUIVALENTS. When the Portfolio Manager believes that market conditions are unfavorable for profitable investing or when it is otherwise unable to locate attractive investment opportunities for the Portfolio, the Portfolio's cash or similar investments may increase. The Portfolio Manager may also temporarily increase the Portfolio's cash position to protect its assets or maintain liquidity. When the Portfolio's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Portfolio remained more fully invested in stocks or bonds.

            PORTFOLIO TURNOVER. The Portfolio generally intends to purchase securities for long-term investment, although, to a limited extent, the Portfolio may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. The Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

PRINCIPAL   Any investment involves the possibility that you will lose
RISKS       money or not make money.  An investment in the Portfolio is subject to the following principal risks described under "Introduction - General Risk Factors":

                o   MANAGER RISK

                o   MARKET AND COMPANY RISK

            An investment in the Portfolio is subject to the following additional principal risks:

                o SMALL COMPANY RISK. Investing in securities of small companies may involve greater risks than investing in larger, more established issuers.
                    Smaller companies may have limited product lines, markets or financial resources. Their securities may trade less frequently and in more limited volume than the securities of larger, more established companies. In addition, smaller companies are typically subject to greater changes in earning and business prospects than are larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more than other stocks. Although investing in small companies offers potential for above-average returns, the companies may not succeed, and the value of stock shares could decline significantly.

                o FOREIGN INVESTMENT RISK. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, possible security illiquidity, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the United States, and foreign controls on investments. In addition, the costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

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                    To the extent that the Portfolio invests more than 25%
                    of its total assets in one geographic region or country, the portfolio may be more sensitive to economic and other factors in that geographic region or country than a more diversified fund.

                o HIGH-YIELD/HIGH-RISK BOND RISK. High yield bonds (commonly referred to as "junk bonds") generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically have greater potential price volatility and principal and income risk. High yield bonds are not considered investment grade.

                o SPECIAL SITUATIONS RISK. Investments in special situations companies may not appreciate if an anticipated development does not occur or does not attract the anticipated attention.

                o DIVERSIFICATION RISK. A non-diversified fund will be more volatile than a diversified fund because it may invest its assets in a smaller number of issuers. The gains or losses on a single security or issuer will, therefore, have a greater impact on the non-diversified fund's net asset value.

            An investment in the Portfolio may also be subject to the following additional non-principal risks:

                o DERIVATIVE RISK. The Portfolio may use futures, options, swaps and other derivative instruments to hedge or protect the Portfolio from adverse movements in securities prices and interest rates. The Portfolio may also use a variety of currency hedging techniques, including foreign currency contracts, to manage exchange rate risk. The use of these instruments may benefit the Portfolio. However, the Portfolio's performance could be worse than if the Portfolio had not used such instruments if the Portfolio Manager's judgment proves incorrect.

                o SECTOR RISK. The Portfolio may, at times, invest more than 25% of its assets in securities of issuers in one or more market sectors, such as technology.
                    To the extent the Portfolio's assets are concentrated in a single market sector, volatility in that sector will have a greater impact on the Portfolio than it would on a fund that has not concentrated its investments.

            This prospectus does not describe all of the risks of every technique, strategy or temporary defensive position that the Portfolio may use. For such information, please refer to the Statement of Additional Information.

MORE        Janus Capital Corporation has managed the Portfolio since its
ON THE      inception.  Janus Capital has  been an investment adviser
PORTFOLIO   since 1970, and provides advisory services to managed accounts
MANAGER     and investment companies.  As of June 30, 2000, Janus
            Capital managed approximately $304 billion in assets.
            The address of Janus Capital is 100 Fillmore Street,
            Denver, Colorado  80206.

            Janus Capital is owned in part by Stilwell Financial Inc. ("Stilwell"), which owns approximately 81.5% of the outstanding voting stock of Janus Capital. Stilwell is a publicly traded holding company with principal operations in financial asset management businesses. Thomas H. Bailey, President and Chairman of the Board of Janus Capital, owns approximately 12% of Janus Capital's voting stock and, by agreement with Stilwell, selects at least a majority of Janus Capital's Board subject to the approval of Stilwell which approval cannot be unreasonably withheld.

-------------------------------------------------------------------------
                 DESCRIPTION OF THE PORTFOLIOS (CONTINUED)
-------------------------------------------------------------------------

            The following person at Janus Capital is primarily respponsible for the day-to-day investment decisions of the Portfolio:

            Name                Position and Recent Business Experience
            ----                ---------------------------------------
            David C. Decker     Executive Vice President and Portfolio
                                Manager of the Portfolio since its inception.

                                Mr. Decker joined Janus Capital in 1992 and has managed various other mutual funds and private accounts since that time.

            Janus Capital also manages the Growth and Income Portfolio.

-------------------------------------------------------------------------
                     OVERALL MANAGEMENT OF THE TRUST
-------------------------------------------------------------------------


THE         Directed Services, Inc. ("DSI") is the overall adviser to
ADVISER     the GCG Trust.  DSI is a New York corporation and a wholly owned subsidiary of ING Groep N.V., a global financial services holding company based in The Netherlands. DSI is registered with the Securities and Exchange Commission as an investment adviser and a broker-dealer. DSI is the principal underwriter and distributor of the Variable Contracts that Golden American
            Life Insurance Company issues.  The address of DSI is 1475
            Dunwoody Drive, West Chester, Pennsylvania 19380.

            DSI has overall responsibility for hiring portfolio managers and for periodically monitoring their performance. DSI considers performance records in light of a portfolio's investment objectives and policies. The GCG Trust pays DSI for its services an advisory fee. DSI in turn pays the portfolio managers their respective portfolio management fee.

            In addition to advisory services, DSI provides administrative and other services necessary for the ordinary operation of the portfolios. DSI procures and pays for the services and information necessary to the proper conduct of the portfolios' business, including custodial, administrative, transfer agency, portfolio accounting, dividend disbursing, auditing, and ordinary legal services. DSI also acts as liaison among the various service providers to the portfolios, including the custodian, portfolio accounting agent, portfolio managers, and the insurance company or companies to which the portfolios offer their shares. DSI also ensures that the portfolios operate in compliance with applicable legal requirements and monitors the portfolio managers for compliance with requirements under applicable law and with the investment policies and restrictions of the portfolios. DSI does not bear the expense of brokerage fees and other transactional expenses for securities or other assets (which are generally considered part of the cost for the assets), taxes (if any) paid by a portfolio, interest on borrowing, fees and expenses of the independent trustees, and extraordinary expenses, such as litigation or indemnification expenses.

            DSI has full investment discretion and makes all determinations with respect to the investment of a portfolio's assets and the purchase and sale of portfolio securities for one or more portfolios.

-------------------------------------------------------------------------
                     OVERALL MANAGEMENT OF THE TRUST (continued)
-------------------------------------------------------------------------


ADVISORY    The GCG Trust pays DSI an advisory fee, payable monthly, based
FEE         on the average daily net assets of a portfolio.

            ADVISORY FEE. The Trust pays DSI an advisory fee at the following annual rates (based on the average daily net assets of each respective portfolios):

            -------------------------------------------------------------------
            |                               ADVISORY FEE                      |
            |                               (as a percentage of               |
            | PORTFOLIO                     average net assets)               |
            |-----------------------------------------------------------------|
            | Asset Allocation Portfolio    1.00% of first $500 million;      |
            | and Diversified Mid-Cap       0.95% of next $250 million;       |
            | Portfolio:                    0.90% of next $500 million; and   |
            |                               0.85% of the amount in excess of  |
            |                                  $1.25 billion.                 |
            |                                                                 |
            | Growth and Income Portfolio   1.10% of first $250 million;      |
            | and Special Situations        1.05% of next $400 million;       |
            | Portfolio:                    1.00% of next $450 million; and   |
            |                               0.95% of the amount in excess of  |
            |                                  $1.1 billion.                  |
            -------------------------------------------------------------------

            DSI in turn pays, on a monthly basis, the portfolio managers a portfolio management fee for their services.

            The GCG Trust is distinct in that the portfolios' expense structure is simpler and more predictable than that of most mutual funds. DSI PAYS MANY OF THE ORDINARY EXPENSES FOR
            EACH PORTFOLIO, INCLUDING CUSTODIAL, ADMINISTRATIVE, TRANSFER AGENCY, PORTFOLIO ACCOUNTING, AUDITING, AND ORDINARY LEGAL EXPENSES. MOST MUTUAL FUNDS PAY FOR THESE EXPENSES DIRECTLY FROM THEIR OWN ASSETS. DSI ALSO SERVES AS THE OVERALL ADVISER TO THE OTHER PORTFOLIOS OF THE TRUST.


-------------------------------------------------------------------------
                               SHARE PRICE
-------------------------------------------------------------------------

            Purchase and redemption orders ("orders") are accepted only on days on which the New York Stock Exchange ("NYSE") is open for business ("a business day").

            A portfolio's share price ("net asset value" or "NAV"), is calculated each business day after the close of trading (generally 4 p.m. Eastern time) on the NYSE.

            Therefore, orders received by the Trust via insurance company Separate Accounts on any business day prior to the close of NYSE trading will receive the price calculated at the close of trading that day. Orders received by a Separate Account after the close of trading on a business day, but prior to the close of business on the next business day, will receive the price calculated at the close of trading on that next business day.

            The net asset values per share of each portfolio fluctuates in response to changes in market conditions and other factors.

-------------------------------------------------------------------------
              OVERALL MANAGEMENT OF THE TRUST  (CONTINUED)
-------------------------------------------------------------------------

            The portfolios' securities are valued based on market value. Market value is determined based on the last reported sales price or, if no sales are reported, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. If market quotations are not available, securities are valued at their fair value as determined in good faith by, or under the direction of, the Board of Trustees. Instruments maturing in sixty days or less may be valued using the amortized cost method of valuation. The amortized cost method involves valuing a security at cost on the date of purchase and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity. The value of a foreign security is determined in its national currency based upon the price on the foreign exchange at close of business. Securities traded in over-the-counter markets outside the United States are valued at the last available price in the over-the-counter market before the time of valuation.

            Debt securities, including those to be purchased under firm commitment agreements (other than obligations having a maturity sixty days or less at their date of acquisition valued under the amortized cost method), are normally valued on the basis of quotes obtained from brokers and dealers or pricing services, which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Debt obligations having a maturity of sixty days or less may be valued at amortized cost unless the portfolio manager believes that amortized cost does not approximate market value.

            When a portfolio writes a put or call option, the amount of the premium is included in the portfolio's assets and an equal amount is included in its liabilities. The liability thereafter is adjusted to the current market value of the option. The premium a portfolio pays for an option is recorded as an asset, and subsequently adjusted to market value. Futures and options traded on commodities exchanges or boards of trade are valued at their closing settlement price on such exchange or board of trade. Foreign securities quoted in foreign currencies generally are valued at translated foreign market closing prices.

            Trading in securities on exchanges and over-the-counter markets in European and Pacific Basin countries is normally completed well before 4:00 p.m. Eastern time. The calculation of the net asset value of a portfolio investing in foreign securities may not take place contemporaneously with the determination of the prices of the securities included in the calculation. Further, the prices of foreign securities are determined using information derived from pricing services and other sources. Prices derived under these procedures are used in determining daily net asset value. Information that becomes known to the GCG Trust or its agents after the time that the net asset value is calculated on any business day may be assessed in determining net asset value per share after the time of receipt of the information, but is not used to retroactively adjust the price of the security so determined earlier or on a prior day. Events that may affect the value of these securities that occur between the time their prices are determined and the time the portfolio's net asset value is determined may not be reflected in the calculation of net asset value of the portfolio unless DSI or the portfolio manager, acting under authority delegated by the Board of Trustees, deems that the particular event would materially affect net asset value. In this event, the securities are valued at fair market value as determined in good faith by DSI or the portfolio manager acting under the direction of the Board.

-------------------------------------------------------------------------
                         TAXES AND DISTRIBUTIONS
-------------------------------------------------------------------------

            The GCG Trust pays net investment income, if any, on your shares of each portfolio annually. Any net realized long-term capital gains for any portfolio will be declared and paid at least once annually. Net realized short-term gains may be declared and paid more frequently. We will automatically reinvest any distributions made by any portfolio in additional shares of that portfolio, unless the separate account of your insurance company makes an election to receive distributions in cash. Dividends or distributions by a portfolio will reduce the per share net asset value by the per share amount paid.

            Each portfolio intends to qualify and expects to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code").
            As qualified regulated investment companies, the portfolios are generally not subject to federal income tax on the part of their investment company taxable income (including any net capital gains) which they distribute to shareholders. It is each portfolio's intention to distribute all such income and gains.

            Shares of each portfolio are offered to the Separate Accounts of insurance companies. Under the Code, an insurance company pays no tax with respect to income of a qualifying Separate Account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. Under current tax law, your gains under your Contract are taxed only when you take them out. Contract purchasers should review the Contract prospectus for a discussion of the tax treatment applicable to holders of the Contracts.

            The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you. Please refer to the Statement of Additional Information for more information about the tax status of the portfolios.
            You should consult with your tax adviser for more detailed information regarding taxes applicable to the Contracts.

TO OBTAIN                                         THE GCG TRUST
MORE INFORMATION                                  TRUSTEES

A Statement of Additional Information, dated      Barnett Chernow, Chairman
October 2, 2000, has been filed with the            and Trustee
Securities and Exchange Commission ("SEC"),       John R. Barmeyer, Trustee
and is made a part of this prospectus by .
reference                                         J. Michael Earley, Trustee

Additional information about the GCG Trust's
investments is available in the GCG Trust's       R. Barbara Gitenstein, Trustee
annual and semi-annual reports to shareholders.
In the annual report, you will find a discussion  Robert A. Grayson, Trustee of the market conditions and investment
strategies that significantly affected the        Elizabeth J. Newell, Trustee
GCG Trust's performance during its last
fiscal year.                                      Stanley B. Seidler, Trustee

To obtain a free copy of these documents or to    Roger B. Vincent, Trustee
make inquiries about the portfolios, please write to our Customer Service Center at P.O. Box 2700,
West Chester, Pennsylvania  19380 or call (800)
366-0066.

Information about the GCG Trust can be reviewed and copied at the SEC Public Reference Room.
Information about its operation may be obtained by calling 1-202-942-8090. Reports and other information about the GCG Trust are available on the EDGAR Database on the SEC's Internet Site at http://www.sec.gov. You may also obtain copies of information for a duplicating fee by electronic request at the following E-mail address:
publicinfo@sec.gov, or by writing the SEC's Public
Reference Section, Washington, DC  20549-0102



                          ING VARIABLE ANNUITIES
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

108217   10/00                                        SEC File No.   811-5629

                                        File No. 33-23512, 811-5629
                                        Filed under Rule 497(c)









                              THE GCG TRUST


                   STATEMENT OF ADDITIONAL INFORMATION



                    ASSET  ALLOCATION  GROWTH  SERIES
                      DIVERSIFIED  MID-CAP  SERIES
                       GROWTH  AND  INCOME  SERIES
                       SPECIAL  SITUATIONS  SERIES


                             OCTOBER 2, 2000



This Statement of Additional Information pertains to the Portfolios listed above, each of which is a separate series of The GCG Trust. This Statement of Additional Information is not a prospectus. It should be read in conjunction with the prospectus dated October 2 2000, which is incorporated by reference herein. The information in this Statement of Additional Information expands on information contained in the prospectus. The prospectus can be obtained without charge by contacting the Manager at the phone number or address below.



                        DIRECTED  SERVICES, INC.
                           1475 Dunwoody Drive
                    West Chester, Pennsylvania  19380
                             (800) 447-3644

                            TABLE OF CONTENTS

                                                           Page
INTRODUCTION.............................................    1
DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES......    1
  FIXED INCOME SECURITIES................................    1
  U.S. Government Securities.............................    1
  Debt Securities........................................    1
  High Yield Bonds.......................................    2
  Brady Bonds............................................    3
  Banking Industry and Savings Industry Obligations......    3
  Commercial Paper.......................................    4
  Sovereign Debt.........................................    5
  Mortgage-Backed Securities.............................    6
  Collateralized Mortgage Obligations....................    6
  Agency Mortgage Securities.............................    6
     GNMA Certificates...................................    7
     FNMA & FHLMC Mortgage-Backed Obligations............    7
  Privately-Issued Mortgage-Backed Securities............    8
  Asset-Backed Securities................................    8
  Zero-Coupon Bonds......................................    9
  EQUITY INVESTMENTS.....................................    9
  Common Stock and Other Equity Securities...............    9
  Preferred Stock........................................    9
  Convertible Securities.................................    9
  Warrants...............................................   10
  DERIVATIVES............................................   10
  Futures Contracts and Options on Futures Contracts.....   11
     General Description of Futures Contracts............   11
  Interest Rate Futures Contracts........................   11
  Options on Futures Contracts...........................   11
  Stock Index Futures Contracts..........................   12
  Limitations............................................   13
  OPTIONS ON SECURITIES AND SECURITIES INDEXES...........   14
  Purchasing Options on Securities.......................   14
  Risks of Options Transactions..........................   14
  Writing Covered Call and Secured Put Options...........   15
  Options on Securities Indexes..........................   15
  Over-the-Counter Options...............................   15
  Risks Associated with Futures and Futures Options......   16
  Swaps..................................................   17
  Variable and Floating Rate Securities..................   18
  Lease Obligation Bonds.................................   18
  Structured Securities..................................   18
  Indexed Securities.....................................   18
  Hybrid Instruments.....................................   19

  Dollar Roll Transactions...............................   20
  When-Issued or Delayed Delivery Securities.............   21
  FOREIGN INVESTMENTS....................................   21
  Foreign Securities.....................................   21
  Foreign Currency Transactions..........................   23
  Options on Foreign Currencies..........................   24
  Currency Management....................................   24
  Equity and Debt Issued or Guaranteed
     by Supranational Organizations......................   25
  Exchange Rate-Related Securities.......................   25
  OTHER INVESTMENT PRACTICES AND RISKS...................   25
  Repurchase Agreements..................................   25
  Reverse Repurchase Agreements..........................   26
  Other Investment Companies.............................   26
  Short Sales............................................   26
  Short Sales Against the Box............................   27
  Illiquid Securities....................................   27
  Restricted Securities..................................   27
  Borrowing..............................................   27
  Lending Portfolio Securities...........................   28
  Real Estate Investment Trusts..........................   28
     Risks Associated with the Real Estate Industry......   29
  Small Companies........................................   29
  Strategic Transactions.................................   30
  Special Situations.....................................   30
  Temporary Defensive Investments........................   30
INVESTMENT OBJECTIVES AND ADDITIONAL
INVESTMENT STRATEGIES AND ASSOCIATED RISKS...............   31
  Asset Allocation Growth Portfolio......................   31
  Diversified Mid-Cap Portfolio..........................   32
  Special Situations Portfolio and Growth and Income
    Portfolio............................................   32
INVESTMENT RESTRICTIONS..................................   33
  Fundamental Investment Restrictions....................   33
  Non-Fundamental Investment Restrictions................   34
MANAGEMENT OF THE TRUST..................................   35
  The Management Agreement...............................   37
  Portfolio Managers.....................................   39
  Distribution of Trust Shares...........................   40
  Codes of Ethics........................................   40
PORTFOLIO TRANSACTIONS AND BROKERAGE.....................   40
  Investment Decisions...................................   40
  Brokerage and Research Services........................   40
NET ASSET VALUE..........................................   44
PERFORMANCE INFORMATION..................................   44

TAXES....................................................   46
OTHER INFORMATION........................................   48
  Capitalization.........................................   48
  Voting Rights..........................................   48
  Purchase of Shares.....................................   49
  Redemption of Shares...................................   49
  Exchanges..............................................   49
  Custodian and Other Service Providers..................   50
  Independent Auditors...................................   50
  Counsel................................................   50
  Registration Statement.................................   50
  Financial Statements...................................   50
APPENDIX  1:  DESCRIPTION OF BOND RATINGS................  A-1

                              INTRODUCTION

  This Statement of Additional Information is designed to elaborate upon information contained in the Prospectus for the Portfolios, including the discussion of certain securities and investment techniques. The more detailed information contained herein is intended for investors who have read the Prospectus and are interested in a more detailed explanation of certain aspects of some of the Portfolio's securities and some investment techniques. Some of the Portfolios' investment techniques are described only in the Prospectus and are not repeated herein. Captions and defined terms in this Statement of Additional Information generally correspond to like captions and terms in the Portfolios' Prospectus. Terms not defined herein have the meanings given them in the Prospectus.


           DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES


FIXED INCOME INVESTMENTS

U.S. GOVERNMENT SECURITIES
  U.S. government securities are obligations of, or are guaranteed by, the U.S. government, its agencies or instrumentalities. Treasury bills, notes, and bonds are direct obligations of the U.S. Treasury. Securities guaranteed by the U.S. government include: federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as GNMA certificates, described in the section on "Mortgage-Backed Securities," and Federal Housing Administration debentures). In guaranteed securities, the U.S. government unconditionally guarantees the payment of principal and interest, and thus they are of the highest credit quality. Such direct obligations or guaranteed securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, the U.S. government is obligated to or guarantees to pay them in full.

  Securities issued by U.S. government instrumentalities and certain federal agencies are neither direct obligations of nor guaranteed by the Treasury. However, they involve federal sponsorship in one way or another: some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, Federal Land Banks, Farmers Home Administration, Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), Student Loan Mortgage Association, Central Bank for Cooperatives, Federal Intermediate Credit Banks, and Federal Home Loan Banks.

  Certain Portfolios may also purchase obligations of the International Bank for Reconstruction and Development, which, while technically not a U.S. government agency or instrumentality, has the right to borrow from the participating countries, including the United States.

DEBT SECURITIES
  Certain Portfolios may invest in debt securities, as stated in the Portfolios' investment objectives and policies in the relevant Prospectus or in this Statement of Additional Information. Some Portfolios may invest only in debt securities that are investment grade, i.e., rated BBB or better by Standard & Poor's Rating Group ("Standard & Poor's") or Baa or better by Moody's Investors Service, Inc. ("Moody's"), or, if not rated by Standard & Poor's or Moody's, of equivalent quality as determined by the Portfolio Manager.

  The investment return on a corporate debt security reflects interest earnings and changes in the market value of the security. The market value of corporate debt obligations may be expected to rise and fall inversely with interest rates generally. There is also a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Bonds rated BBB or Baa, which are considered medium-grade category bonds, do not have economic characteristics that provide the high degree of security with respect to payment of principal and interest associated with higher rated bonds, and generally have some speculative characteristics. A bond will be placed in this rating category where interest payments and principal security appear adequate for the present, but economic characteristics that provide longer term protection may be lacking. Any bond, and particularly those rated BBB or Baa, may be susceptible to changing conditions, particularly to economic downturns, which could lead to a weakened capacity to pay interest and principal.

  New issues of certain debt securities are often offered on a when-issued or firm-commitment basis; that is, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the customary settlement time. The value of when-issued securities or securities purchased on a firm-commitment basis may vary prior to and after delivery depending on market conditions and changes in interest rate levels. However, the Portfolio will not accrue any income on these securities prior to delivery. The Portfolio will maintain in a segregated account with its custodian an amount of cash or high quality debt securities equal (on a daily marked-to-market basis) to the amount of its commitment to purchase the when-issued securities or securities purchased on a firm-commitment basis.

  Moody's or Standard and Poor's do not rate many securities of foreign issuers; therefore, the selection of such securities depends, to a large extent, on the credit analysis performed or used by the Portfolio's Manager.

HIGH YIELD BONDS
  "High Yield Bonds" (commonly referred to as "junk bonds"), are bonds rated lower than Baa or BBB, or, if not rated by Moody's or Standard & Poor's, of equivalent quality. In general, high yield bonds are not considered to be investment grade and investors should consider the risks associated with high yield bonds before investing in the pertinent Portfolio. Investment in such securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but it also typically entails greater price volatility and principal and income risk.

  Investment in high yield bonds involves special risks in addition to the risks associated with investments in higher rated debt securities. High yield bonds are regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. Many of the outstanding high yield bonds have not endured a lengthy business recession. A long-term track record on bond default rates, such as that for investment grade corporate bonds, does not exist for the high yield market. Analysis of the creditworthiness of issuers of debt securities, and the ability of a Portfolio to achieve its investment objective may, to the extent of investment in high yield bonds, be more dependent upon such creditworthiness analysis than would be the case if the Portfolio were investing in higher quality bonds.

  High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield bonds defaults, in addition to risking payment of all or a portion of interest and principal, the Portfolio may incur additional expenses to seek recovery. In the case of high yield bonds structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.

  The secondary market in which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in secondary trading market could adversely affect the price at which the Portfolio could sell a high yield bond, and could adversely affect and cause large fluctuations in the daily net asset value of the Portfolio's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield bonds, especially in a thinly traded market. When secondary markets for high yield bonds are less liquid than the market for higher grade bonds, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

  There are also certain risks involved in using credit ratings for evaluating high yield bonds. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to reflect subsequent events.

BRADY BONDS
  "Brady Bonds," are created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Bonds are not considered U.S. government securities and are considered speculative. Brady Bonds may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and are actively traded in the over-the-counter secondary market.

  Certain Brady bonds may be collateralized as to principal due at maturity by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of the bonds, although the collateral is not available to investors until the final maturity of the bonds. Collateral purchases are financed by the International Monetary Fund, the World Bank and the debtor nation's reserves. Although Brady bonds may be collateralized by U.S. government securities, the U.S. government does not guarantee the repayment of principal and interest. In light of the residual risk of Brady bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities in countries issuing Brady bonds, investments in Brady bonds may be viewed as speculative. Brady bonds acquired by a Portfolio might be subject to restructuring arrangements or to requests for new credit, which may reduce the value of the Brady bonds held by the Portfolio.

BANKING INDUSTRY AND SAVINGS INDUSTRY OBLIGATIONS
  Certain Portfolios may invest in (1) certificates of deposit, time deposits, bankers' acceptances, and other short-term debt obligations issued by commercial banks and in (2) certificates of deposit, time deposits, and other short-term obligations issued by savings and loan associations ("S&Ls"). Some Portfolios may invest in obligations of foreign branches of commercial banks and foreign banks so long as the securities are U.S. dollar-denominated, and some Portfolios also may invest in obligations of foreign branches of commercial banks and foreign banks if the securities are not U.S. dollar-denominated. See "Foreign Securities" discussion in this Statement of Additional Information for further information regarding risks attending investment in foreign securities.

  Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, which are normally drawn by an importer or exporter to pay for specific merchandise, and which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed-time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed-time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed-time deposit to a third party, because there is no market for such deposits. A Portfolio will not invest in fixed-time deposits (1) which are not subject to prepayment or
(2) which provide for

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withdrawal penalties upon prepayment (other than
overnight deposits), if, in the aggregate, more than 10% or 15%, depending on the Portfolio, of its assets would be invested in such deposits, in repurchase agreements maturing in more than seven days, and in other illiquid assets.

  Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks, which include: (1) the possibility that their liquidity could be impaired because of future political and economic developments; (2) their obligations may be less marketable than comparable obligations of U.S. banks; (3) a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; (4) foreign deposits may be seized or nationalized;
(5) foreign governmental restrictions, such as exchange controls, may be adopted which might adversely affect the payment of principal and interest on those obligations; and (6) the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks and/or because the accounting, auditing, and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks are not generally subject to examination by any U.S. government agency or instrumentality.

  Certain of the Portfolios invest only in bank and S&L obligations as specified in that Portfolio's investment policies. Other Portfolios will not invest in obligations issued by a commercial bank or S&L unless:

    (i) the bank or S&L has total assets of at least $1 billion, or the equivalent in other currencies, and the institution has outstanding securities rated A or better by Moody's or Standard and Poor's, or, if the institution has no outstanding securities rated by Moody's or Standard & Poor's, it has, in the determination of the Portfolio Manager, similar creditworthiness to institutions having outstanding securities so rated;

    (ii) in the case of a U.S. bank or S&L, its deposits are insured by the FDIC or the Savings Association Insurance Fund ("SAIF"), as the case may be; and

    (ii)in the case of a foreign bank, the security is, in the determination of the Portfolio Manager, of an investment quality comparable with other debt securities which may be purchased by the Portfolio. These limitations do not prohibit investments in securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements.

COMMERCIAL PAPER
  All of the Portfolios may invest in commercial paper (including variable amount master demand notes and extendable command notes ("ECN")), denominated in U.S. dollars, issued by U.S. corporations or foreign corporations. Unless otherwise indicated in the investment policies for a Portfolio, it may invest in commercial paper (i) rated, at the date of investment, Prime-1 or Prime-2 by Moody's or A-1 or A-2 by Standard & Poor's; (ii) if not rated by either Moody's or Standard & Poor's, issued by a corporation having an outstanding debt issue rated AA or better by Moody's or AA or better by Standard & Poor's; or (iii) if not rated, are determined to be of an investment quality comparable to rated commercial paper in which a Portfolio may invest.

  Commercial paper obligations may include variable amount master demand notes. These notes are obligations that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between a Portfolio, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The lender has the right to increase or to decrease the amount under the note at any time up to the full amount provided by the note agreement; and the borrower may prepay up to the full amount of the note without penalty. Because variable amount master demand notes are direct lending arrangements between the lender and borrower, and because no secondary market exists for those notes, such instruments will probably not be traded. However, the notes are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with master demand note arrangements, the Portfolio Manager

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will monitor, on an
ongoing basis, the earning power, cash flow, and other liquidity ratios of the borrower and its ability to pay principal and interest on demand. The Portfolio Manager also will consider the extent to which the variable amount master demand notes are backed by bank letters of credit. These notes generally are not rated by Moody's or Standard & Poor's; the Portfolio may invest in them only if the Portfolio Manager believes that at the time of investment, the notes are of comparable quality to the other commercial paper in which the Portfolio may invest. Master demand notes are considered by the Portfolio to have a maturity of one day, unless the Portfolio Manager has reason to believe that the borrower could not make immediate repayment upon demand. See the Appendix for a description of Moody's and Standard & Poor's ratings applicable to commercial paper. For purposes of limitations on purchases of restricted securities, commercial paper issued pursuant to Section 4(2) of the 1933 Act as part of a private placement that meets liquidity standards under procedures adopted by the Board shall not be considered to be restricted.

SOVEREIGN DEBT
  Debt obligations known as "sovereign debt" are obligations of governmental issuers in emerging market countries and industrialized countries. Some Portfolios may invest in obligations issued or guaranteed by a foreign government or its political subdivisions, authorities, agencies, or instrumentalities, or by supranational entities, which, at the time of investment, are rated A or better by Standard & Poor's or Moody's or, if not rated by Standard & Poor's or Moody's, determined by the Portfolio Manager to be of equivalent quality.

  Certain emerging market countries are among the largest debtors to commercial banks and foreign governments. The issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when due in accordance with the terms of such obligations.

  A governmental entity's willingness or ability to repay principal and pay interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the government's dependence on expected disbursements from third parties, the government's policy toward the International Monetary Fund and the political constraints to which a government may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a debtor's implementation of economic reforms or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the government debtor, which may further impair such debtor's ability or willingness to timely service its debts. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements. The issuers of the government debt securities in which the Portfolio may invest have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. There can be no assurance that the Brady Bonds and other foreign government debt securities in which a Portfolio may invest will not be subject to similar restructuring arrangements or to requests for new credit, which may adversely affect the Portfolio's holdings. Furthermore, certain participants in the secondary market for such debt may be directly

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involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

MORTGAGE-BACKED SECURITIES.
  The Portfolios may invest only in those mortgage-backed securities that meet their credit quality and portfolio maturity requirements. Mortgage-backed securities represent participation interests in pools of adjustable and fixed rate mortgage loans secured by real property.

  Unlike conventional debt obligations, mortgage-backed securities provide monthly payments derived from the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. The mortgage loans underlying mortgage-backed securities are generally subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest rate and prepayment scenarios, a Portfolio may fail to recover the full amount of its investment in mortgage-backed securities notwithstanding any direct or indirect governmental or agency guarantee. Since faster than expected prepayments must usually be invested in lower yielding securities, mortgage-backed securities are less effective than conventional bonds in "locking" in a specified interest rate. In a rising interest rate environment, a declining prepayment rate may extend the average life of many mortgage-backed securities. Extending the average life of a mortgage-backed security reduces its value and increases the risk of depreciation due to future increases in market interest rates.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

  CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying investors, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner-than-desired return of principal because of the sequential payments.

  In a typical CMO transaction, a corporation ("issuer") issues multiple portfolios (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third-party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The portfolio A, B, and C Bonds all bear current interest. Interest on the portfolio Z Bond is accrued and added to the principal; a like amount is paid as principal on the portfolio A, B, or C Bond currently being paid off. When the portfolio A, B, and C Bonds are paid in full, interest and principal on the portfolio Z Bond begin to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

AGENCY MORTGAGE SECURITIES.
  The Portfolios may invest in mortgage-backed securities issued or guaranteed by the U.S. government, foreign governments or any of their agencies, instrumentalities or sponsored enterprises. There are several types of agency mortgage securities currently available, including, but not limited to, guaranteed mortgage pass-through certificates and multiple class securities.

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GNMA CERTIFICATES.  Government National Mortgage Association ("GNMA")
certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. government. GNMA is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks, and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.

  Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a periodic payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the periodic payments made by the individual borrowers on the residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Mortgage-backed securities issued by GNMA are described as "modified pass-through" securities. These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates, regardless of whether or not the mortgagor actually makes the payment. Although GNMA guarantees timely payment even if homeowners delay or default, tracking the "pass-through" payments may, at times, be difficult. Expected payments may be delayed due to the delays in registering the newly traded paper securities. The custodian's policies for crediting missed payments while errant receipts are tracked down may vary. Other mortgage-backed securities, such as those of the Federal Home Loan Mortgage Corporation ("FHLMC") and the Federal National Mortgage Association ("FNMA"), trade in book-entry form and should not be subject to the risk of delays in timely payment of income.

  Although the mortgage loans in the pool will have maturities of up to 30 years, the actual average life of the GNMA certificates typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity. Early repayments of principal on the underlying mortgages may expose a Portfolio to a lower rate of return upon reinvestment of principal. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the GNMA certificates. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the GNMA certificates. Accordingly, it is not possible to accurately predict the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, GNMA certificates can be less effective than typical bonds of similar maturities at "locking in" yields during periods of declining interest rates, although they may have comparable risks of decline in value during periods of rising interest rates.

  FNMA AND FHLMC MORTGAGE-BACKED OBLIGATIONS. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include the FNMA and the FHLMC. FNMA, a federally chartered and privately owned corporation, issues pass-through securities representing interests in a pool of conventional mortgage loans. FNMA guarantees the timely payment of principal and interest, but this guarantee is not backed by the full faith and credit of the U.S. government. FNMA also issues REMIC Certificates, which represent an interest in a trust funded with FNMA Certificates. REMIC Certificates are guaranteed by FNMA, and not by the full faith and credit of the U.S. Government.

  FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA conventional (i.e., not insured or guaranteed by any government agency) purchases residential

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mortgages from
a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions, and mortgage bankers. FHLMC, a corporate instrumentality of the United States, was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal and maintains reserves to protect holders against losses due to default. PCs are not backed by the full faith and credit of the U.S. government. As is the case with GNMA certificates, the actual maturity and realized yield on particular FNMA and FHLMC pass- through securities will vary based on the prepayment experience of the underlying pool of mortgages.

PRIVATELY-ISSUED MORTGAGE-BACKED SECURITIES.
  Mortgage-backed securities may also be issued. by trusts or other entities formed or sponsored by private originators of, and institutional investors in, mortgage loans and other foreign or domestic non-governmental entities (or represent custodial arrangements administered by such institutions). These private originators and institutions include domestic and foreign savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. Privately-issued mortgage-backed securities are generally backed by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans.

  These mortgage-backed securities are not guaranteed by an entity having the credit standing of a U.S. government agency. In order to receive a high quality rating, they normally are structured with one or more types of "credit enhancement." These credit enhancements fall generally into two categories: (1) liquidity protection and (2) protection against losses resulting after default by a borrower and liquidation of the collateral. Liquidity protection refers to the providing of cash advances to holders of mortgage-backed securities when a borrower on an underlying mortgage fails to make its monthly payment on time. Protection against losses resulting after default and liquidation is designed to cover losses resulting when, for example, the proceeds of a foreclosure sale are insufficient to cover the outstanding amount on the mortgage. This protection may be provided through guarantees, insurance policies or letters of credit, through various means of structuring the transaction or through a combination of such approaches.

ASSET-BACKED SECURITIES.
  Asset-backed securities represent individual interests in pools of consumer loans, home equity loans, trade receivables, credit card receivables, and other debt and are similar in structure to mortgage-backed securities. The assets are securitized either in a pass-through structure (similar to a mortgage pass-through structure) or in a pay-through structure (similar to a CMO structure). Asset-backed securities may be subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of certain types of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a Portfolio's ability to maintain positions in these securities will be affected by reductions in the principal amount of the securities resulting from prepayments, and the Portfolio must reinvest the returned principal at prevailing interest rates, which may be lower. Asset-backed securities may also be subject to extension risk during periods of rising interest rates.

  Asset-backed securities entail certain risks not presented by mortgage-backed securities. The collateral underlying asset-backed securities may be less effective as security for payments than real estate collateral. Debtors may have the right to set off certain amounts owed on the credit cards or other obligations underlying the asset-backed security, or the debt holder may not have a first (or proper) security interest in all of the obligations backing the receivable because of the nature of the receivable or state or federal laws protecting the debtor. Certain collateral may be difficult to locate

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in the event of default, and
recoveries on depreciated or damaged collateral may not fully cover payments due on these securities.

  A Portfolio may invest in any type of asset-backed security if the Portfolio Manager determines that the security is consistent with the Portfolio's investment objective and policies. It is expected that governmental, government-related, or private entities may create mortgage loan pools and other mortgage-backed securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. As new types of mortgage-backed securities are developed and offered to investors, investments in such new types of mortgage-backed securities may be considered for the Portfolios.

ZERO-COUPON BONDS
  Zero-coupon bonds are issued at a significant discount from face value and pay interest only at maturity rather than at intervals during the life of the security. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The values of zero-coupon bonds and payment-in-kind bonds are subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest currently, and may involve greater credit risk than such bonds.

  The discount of zero-coupon and deferred interest bonds approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero-coupon bonds do not require the periodic payment of interest, deferred interest bonds provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value due to changes in interest rates than debt obligations that make regular payments of interest. The Portfolio will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other Portfolio securities to satisfy the Portfolio's distribution obligations.

EQUITY INVESTMENTS

COMMON STOCK AND OTHER EQUITY SECURITIES
  Common stocks represent an equity (ownership) interest in a corporation. This ownership interest generally gives a Portfolio the right to vote on measures affecting the company's organization and operations.

  Certain of the Portfolios may also buy securities such as convertible debt, preferred stock, warrants or other securities exchangeable for shares of common stock. In selecting equity investments for a Portfolio, the Manager or Portfolio Manager will generally invest the Portfolio's assets in industries and companies that it believes are experiencing favorable demand for their products and services and which operate in a favorable competitive and regulatory climate.

PREFERRED STOCK
  Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

CONVERTIBLE SECURITIES
  A convertible security is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. By investing in

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Convertible Securities, a Portfolio seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while earning a higher fixed rate of return than is available in common stocks.

WARRANTS
  Certain Portfolios may, from time to time, invest in warrants. Warrants are, in effect, longer-term call options. They give the holder the right to purchase a given number of shares of a particular company at specified prices within certain period of time. The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving him a profit. Of course, since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the losses of the entire purchase price of the warrant. Warrants generally trade in the open market and may be sold rather than exercised. Warrants are sometimes sold in unit form with other qualification as a regulated investment company and a Portfolio's intent to continue to qualify as such. The result of a hedging program cannot be foreseen and may cause a Portfolio to suffer losses that it would not otherwise sustain.

  Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments. They pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such warrant.

DERIVATIVES
  Certain Portfolios may invest in derivatives, which are securities and contracts whose value is based on performance of an underlying financial asset, index or other investment.
The Portfolio's transactions in derivative instruments may include:

  o the purchase and writing of options on securities (including index options) and options on foreign currencies;

  o the purchase and sale of futures contracts based on financial, interest rate and securities indices, equity securities or fixed income securities; and

  o entering into forward contracts, swaps and swap related products, such as equity index, interest rate or currency swaps, and related caps, collars, floors and swaptions.

  The success of transactions in derivative instruments depends on the Portfolio Manager's judgment as to their potential risks and rewards. Use of these instruments exposes a Portfolio to additional investment risks and transaction costs. If the Portfolio Manager incorrectly analyzes market conditions or does not employ the appropriate strategy with these instruments, the Portfolio's return could be lower than if derivative instruments had not been used. Additional risks inherent in the use of derivative instruments include: adverse movements in the prices of securities or currencies and the possible absence of a liquid secondary market for any particular instrument. A Portfolio could experience losses if the prices of its derivative positions correlate poorly with those of its other investments. The loss from investing in derivative instruments is potentially unlimited.

  Certain Portfolios may invest in derivatives for hedging purposes, to enhance returns, as a substitute for purchasing or selling securities, to maintain liquidity or in anticipation of changes in the composition of its portfolio holdings. Hedging involves using a security or contract to offset investment risk, and can reduce the risk of a position held in an investment portfolio. If the Portfolio Manager's judgment about fluctuations in securities prices, interest rates or currency prices proves

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incorrect, or the strategy does not correlate well with a
Portfolio's investments, the use of derivatives could result in a loss to the Portfolio and may, in turn, increase the Portfolio's volatility. In addition, in the event that non-exchange traded derivatives are used, they could result in a loss if the counterparty to the transaction does not perform as promised.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS
  GENERAL DESCRIPTION OF FUTURES CONTRACTS. A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a particular financial instrument (debt security) or commodity for a specified price at a designated date, time, and place. Although futures contracts by their terms require actual future delivery of and payment for financial instruments, commodities futures contracts are usually closed out before the delivery date. Closing out an open futures contract position is effected by entering into an offsetting sale or purchase, respectively, for the same aggregate amount of the same financial instrument or commodities and the same delivery date. Where a Portfolio has sold a futures contract, if the offsetting purchase price is less than the original futures contract sale price, the Portfolio realizes a gain; if it is more, the Portfolio realizes a loss. Where a Portfolio has purchased a futures contract, if the offsetting price is more than the original futures contract purchase price, the Portfolio realizes a gain; if it is less, the Portfolio realizes a loss.

  INTEREST RATE FUTURES CONTRACTS. An interest rate futures contract is an obligation traded on an exchange or board of trade that requires the purchaser to accept delivery, and the seller to make delivery, of a specified quantity of the underlying financial instrument, such as U.S. Treasury bills and bonds, in a stated delivery month, at a price fixed in the contract.

  A Portfolio may purchase and sell interest rate futures as a hedge against adverse changes in debt instruments and other interest rate sensitive securities. As a hedging strategy a Portfolio might employ, a Portfolio would purchase an interest rate futures contract when it is not fully invested in long-term debt securities but wishes to defer their purchase for some time until it can orderly invest in such securities or because short-term yields are higher than long-term yields. Such a purchase would enable the Portfolio to earn the income on a short-term security while at the same time minimizing the effect of all or part of an increase in the market price of the long-term debt security, which the Portfolio intends to purchase in the future. A rise in the price of the long-term debt security prior to its purchase either would be offset by an increase in the value of the futures contract purchased by the Portfolio or avoided by taking delivery of the debt securities under the futures contract.

  A Portfolio would sell an interest rate futures contract in order to continue to receive the income from a long-term debt security, while endeavoring to avoid part or all of the decline in market value of that security which would accompany an increase in interest rates. If interest rates did rise, a decline in the value of the debt security held by the Portfolio would be substantially offset by the ability of the Portfolio to repurchase at a lower price the interest rate futures contract previously sold. While the Portfolio could sell the long-term debt security and invest in a short-term security, ordinarily the Portfolio would give up income on its investment, since long-term rates normally exceed short-term rates.

  OPTIONS ON FUTURES CONTRACTS. A futures option gives the Portfolio the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the purchaser acquires a long position in the futures contract and the writer of the option is assigned the opposite short position. In the case of a put option, the converse is true. A futures option may be closed out (before exercise or expiration) by an offsetting purchase or sale of a futures option by the Portfolio.

  The Portfolio may use options on futures contracts in connection with hedging strategies. Generally these strategies would be employed under the same market conditions in which a Portfolio

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would use put and call options on debt securities, as described hereafter in "Options on Securities and Securities Indexes."

  STOCK INDEX FUTURES CONTRACTS. A "stock index" assigns relative values to the common stock included in an index (for example, the Standard & Poor's 500 Index of Composite Stocks or the New York Stock Exchange Composite Index), and the index fluctuates with changes in the market values of such stocks. A stock index futures contract is a bilateral agreement to accept or make payment, depending on whether a contract is purchased or sold, of an amount of cash equal to a specified dollar amount multiplied by the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally purchased or sold.

  To the extent that changes in the value of a Portfolio corresponds to changes in a given stock index, the sale of futures contracts on that index ("short hedge") would substantially reduce the risk to the Portfolio of a market decline and, by so doing, provide an alternative to a liquidation of securities position, which may be difficult to accomplish in a rapid and orderly fashion. Stock index futures contracts might also be sold:
    (1) when a sale of portfolio securities at that time would appear to be disadvantageous in the long-term because such liquidation would:

        (a) forego possible price appreciation,

        (b) create a situation in which the securities would be difficult to repurchase, or

        (c) create substantial brokerage commissions;

    (2) when a liquidation of the portfolio has commenced or is contemplated, but there is, in the Portfolio Manager's determination, a substantial risk of a major price decline before liquidation can be completed; or

    (3) to close out stock index futures purchase transactions.

  Where a Portfolio anticipates a significant market or market sector advance, the purchase of a stock index futures contract ("long hedge") affords a hedge against not participating in such advance at a time when the Portfolio is not fully invested. Such purchases would serve as a temporary substitute for the purchase of individual stocks, which may then be purchased in an orderly fashion. As purchases of stock are made, an amount of index futures contracts which is comparable to the amount of stock purchased would be terminated by offsetting closing sales transactions. Stock index futures might also be purchased:

    (1) if the Portfolio is attempting to purchase equity positions in issues which it had or was having difficulty purchasing at prices considered by the Portfolio Manager to be fair value based upon the price of the stock at the time it qualified for inclusion in the portfolio, or

    (2) to close out stock index futures sales transactions.

  As long as required by regulatory authorities, each investing Portfolio will limit its use of futures contracts and futures options to hedging transactions and other strategies as described under the heading "Limitations" in this section, in order to avoid being deemed a commodity pool. For example, a Portfolio might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Portfolio's securities or the price of the securities which the Portfolio intends to purchase. The Portfolio's hedging may include sales of futures contracts as an offset against the effect of expected increases in interest rates and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce that Portfolio's exposure to interest rate fluctuations, a Portfolio may be able to hedge its exposure more effectively and perhaps at a lower cost by using

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futures contracts and futures options.  See this Statement of
Additional Information for a discussion of other strategies involving futures and futures options.

  If a purchase or sale of a futures contract is made by a Portfolio, it is required to deposit with its custodian a specified amount of cash and/or securities ("initial margin"). The margin required for a futures contract is set by the exchange or board of trade on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Portfolio upon termination of the contract, assuming all contractual obligations have been satisfied. Each investing Portfolio expects to earn interest income on its initial margin deposits.

  A futures contract held by a Portfolio is valued daily at the official settlement price of the exchange on which it is traded. Each day the Portfolio pays or receives cash, called "variation margin" equal to the daily change in value of the futures contract. This process is known as "marking to market." The payment or receipt of the variation margin does not represent a borrowing or loan by a Portfolio but is settlement between the Portfolio and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Portfolio will mark-to-market its open futures positions.

  A Portfolio is also required to deposit and maintain margin with respect to put and call options on futures contracts it writes. Such margin deposits will vary depending on the nature of the underlying futures contract (including the related initial margin requirements), the current market value of the option, and other futures positions held by the Portfolio.

  Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security, and delivery month). If an offsetting purchase price is less than the original sale price, the Portfolio realizes a capital gain, or if it is more, the Portfolio realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Portfolio realizes a capital gain, or if it is less, the Portfolio realizes a capital loss. The transaction costs must also be included in these calculations.

  LIMITATIONS. When purchasing a futures contract, a Portfolio must maintain with its custodian cash or liquid securities (including any margin) equal to the market value of such contract. When writing a call option on a futures contract, the Portfolio similarly will maintain with its custodian cash and/or liquid securities (including any margin) equal to the amount such option is "in-the-money" until the option expires or is closed out by the Portfolio. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price.

  A Portfolio may not maintain open short positions in futures contracts or call options written on futures contracts if, in the aggregate, the market value of all such open positions exceeds the current value of its portfolio securities, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of the relationship between the Portfolio and the positions. For this purpose, to the extent the Portfolio has written call options on specific securities it owns, the value of those securities will be deducted from the current market value of the securities portfolio.

  In compliance with the requirements of the Commodity Futures Trading Commission ("CFTC") under which an investment company may engage in futures transactions, the Trust will comply with certain regulations of the CFTC to qualify for an exclusion from being a "commodity pool." The regulations require that the Trust enter into futures and options (1) for "bona fide hedging" purposes, without regard to the percentage of assets committed to initial margin and options premiums, or (2) for other strategies, provided that the aggregate initial margin and premiums required to establish such positions do not exceed 5% of the liquidation value of a Portfolio, after taking into account unrealized profits and unrealized gains on any such contracts entered into.

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  In addition, the Diversified Mid-Cap Portfolio and the Asset Allocation
Growth Portfolio will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of each Portfolio's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, each Portfolio's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of each Portfolio's total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by each Portfolio would exceed 5% of each Portfolio's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

OPTIONS ON SECURITIES AND SECURITIES INDEXES
  PURCHASING OPTIONS ON SECURITIES. An option on a security is a contract that gives the purchaser of the option, in return or the premium paid, the right to buy a specified security (in the case of a call option) or to sell a specified security (in the case of a put option) from or to the seller ("writer") of the option at a designated price during the term of the option. A Portfolio may purchase put options on securities to protect holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate to one another. For example, the purchase of put options on debt securities held by a Portfolio would enable it to protect, at least partially, an unrealized gain in an appreciated security without actually selling the security.
In addition, the Portfolio would continue to receive interest income on such security.

  A Portfolio may purchase call options on securities to protect against substantial increases in prices of securities the Portfolio intends to purchase pending its ability to invest in such securities in an orderly manner. A Portfolio may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transactional costs paid on the put or call option which is sold.

  A Portfolio may purchase long-term exchange traded equity options called Long Term Equity Anticipation Securities ("LEAPs") and Buy Write Option Unitary Derivatives ("BOUNDs"). LEAPs provide the holder the opportunity to participate in the underlying securities' appreciation in excess of a fixed dollar amount, BOUNDs provide a holder the opportunity to retain dividends on the underlying securities while potentially participating in underlying securities' capital appreciation up to a fixed dollar amount.

RISKS OF OPTIONS TRANSACTIONS
  The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by the Portfolio is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Portfolio will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

  There can be no assurance that a liquid market will exist when a Portfolio seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Portfolio may be unable to close out a position. If a Portfolio cannot effect a closing transaction, it will not be able to sell the underlying security while the previously written option remains outstanding, even though it might otherwise be advantageous to do so. Possible reasons for the absence of a liquid secondary market on a national securities exchange could include: insufficient trading interest, restrictions imposed by national securities exchanges, trading halts or suspensions with respect to call options or their underlying securities, inadequacy of the facilities of national securities exchanges or the Options Clearing Corporation due to a high trading volume or other event, and a decision by one or more national securities exchanges to discontinue the trading of call options or to impose restrictions on types of orders.

  Since option premiums paid or received by a Portfolio, as compared to underlying investments, are small in relation to the market value of such investments, buying and selling put and call options

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offer large amounts of leverage. Thus, the leverage offered by trading in options could result in the Portfolio's net asset value being more sensitive to changes in the value of the underlying securities.

  WRITING COVERED CALL AND SECURED PUT OPTIONS. In order to earn additional income on its portfolio securities or to protect partially against declines in the value of such securities, a Portfolio may write covered call options. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. During the option period, a covered call option writer may be assigned an exercise notice by the broker-dealer through whom such call option was sold requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security, or to enable the Portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both.

  In order to earn additional income or to facilitate its ability to purchase a security at a price lower than the current market price of such security, a Portfolio may write secured put options. During the option period, the writer of a put option may be assigned an exercise notice by the broker-dealer through whom the option was sold requiring the writer to purchase the underlying security at the exercise price.

  A Portfolio may write a call or put option only if the option is "covered" or "secured" by the Portfolio holding a position in the underlying securities. This means that so long as the Portfolio is obligated as the writer of a call option, it will own the underlying securities subject to the option or hold a call with the same exercise price, the same exercise period, and on the same securities as the written call. Alternatively, a Portfolio may maintain, in a segregated account with the Trust's custodian, cash and/or liquid securities with a value sufficient to meet its obligation as writer of the option. A put is secured if the Portfolio maintains cash and/or liquid securities with a value equal to the exercise price in a segregated account, or holds a put on the same underlying security at an equal or greater exercise price. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same Portfolio.

  OPTIONS ON SECURITIES INDEXES. A Portfolio may purchase or sell call and put options on securities indexes for the same purposes as it purchase or sells of options on securities. Options on securities indexes are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. When such options are written, the Portfolio is required to maintain a segregated account consisting of cash, cash equivalents or high grade obligations or the Portfolio must purchase a like option of greater value that will expire no earlier than the option sold. Purchased options may not enable the Portfolio to hedge effectively against stock market risk if they are not highly correlated with the value of the Portfolio's securities. Moreover, the ability to hedge effectively depends upon the ability to predict movements in the stock market.

  OVER-THE-COUNTER OPTIONS. Certain Portfolios may write or purchase options in privately negotiated domestic or foreign transactions ("OTC Options"), as well as exchange-traded or "listed" options. OTC Options can be closed out only by agreement with the other party to the transaction, and thus any OTC Options purchased by a Portfolio may be considered an Illiquid Security. In addition, certain OTC Options on foreign currencies are traded through financial institutions acting as market-makers in such options and the underlying currencies.

  The staff of the SEC has taken the position that purchased over-the-counter options and assets used to cover written over-the-counter options are illiquid and, therefore, together with other illiquid securities, cannot exceed a certain percentage of a Portfolio's assets (the "SEC illiquidity ceiling").

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Except as provided below, the Portfolios intend to
write over-the-counter options only with primary U.S. government securities dealers recognized by the Federal Reserve Bank of New York. Also, the contracts which such Portfolios have in place with such primary dealers will provide that each Portfolio has the absolute right to repurchase any option it writes at any time at a price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula in the contract. Although the specific formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by the Portfolio for writing the option, plus the amount, if any, of the option's intrinsic value (i.e., the amount that the option is in-the-money). The formula may also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written out-of-money. A Portfolio will treat all or a part of the formula price as illiquid for purposes of the SEC illiquidity ceiling. Certain Portfolio may also write over-the-counter options with non-primary dealers, including foreign dealers, and will treat the assets used to cover these options as illiquid for purposes of such SEC illiquidity ceiling.

  OTC Options entail risks in addition to the risks of exchange-traded options. Exchange-traded options are in effect guaranteed by the Options Clearing Corporation, while a Portfolio relies on the party from whom it purchases an OTC Option to perform if the Portfolio exercises the option. With OTC Options, if the transacting dealer fails to make or take delivery of the securities or amount of foreign currency underlying an option it has written, in accordance with the terms of that option, the Portfolio will lose the premium paid for the option as well as any anticipated benefit of the transaction. Furthermore, OTC Options are less liquid than exchange-traded options.

  GENERAL. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the volatility of the underlying security, and the time remaining until the expiration date.

  The premium paid for a put or call option purchased by a Portfolio is recorded as an asset of the Portfolio and subsequently adjusted. The premium received for an option written by a Portfolio is included in the Portfolio's assets and an equal amount is included in its liabilities. The value of an option purchased or written is marked to market daily and valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

RISKS ASSOCIATED WITH FUTURES AND FUTURES OPTIONS
  There are several risks associated with the use of futures and futures options. The value of a futures contract may decline. While a Portfolio's transactions in futures may protect the Portfolio against adverse movements in the general level of interest rates or other economic conditions, such transactions could also preclude the Portfolio from the opportunity to benefit from favorable movements in the level of interest rates or other economic conditions. With respect to transactions for hedging, there can be no guarantee that there will be correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Portfolio and the hedging vehicle so that the Portfolio's return might have been better if hedging had not been attempted. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when, and how to hedge involves the exercise of skill and judgment and even a well conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

                                    16

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  There can be no assurance that a liquid market will exist at a time when a Portfolio seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Lack of a liquid market for any reason may prevent the Portfolio from liquidating an unfavorable position and the Portfolio would remain obligated to meet margin requirements and continue to incur losses until the position is closed.

  Most Portfolios will only enter into futures contracts or futures options that are standardized and traded on a U.S. exchange or board of trade, or, in the case of futures options, for which an established over-the-counter market exists. A Portfolio will not enter into a futures contract or purchase a futures option if immediately thereafter the initial margin deposits for futures contracts held by the Portfolio plus premiums paid by it for open futures options positions, less the amount by which any such positions are "in-the-money," would exceed 5% of the Portfolio's total assets.

  Foreign markets may offer advantages such as trading in indexes that are not currently traded in the United States. Foreign markets, however, may have greater risk potential than domestic markets. Unlike trading on domestic commodity exchanges, trading on foreign commodity markets is not regulated by the CFTC and may be subject to greater risk than trading on domestic exchanges. For example, some foreign exchanges are principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. Trading in foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC's regulations, and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. Amounts received for foreign futures or foreign options transactions may not be provided the same protections as funds received in respect of transactions on United States futures exchanges. A Portfolio could incur losses or lose any profits that had been realized in trading by adverse changes in the exchange rate of the currency in which the transaction is denominated. Transactions on foreign exchanges may include both commodities that are traded on domestic exchanges and boards of trade and those that are not.

  The Trust reserves the right to engage in other types of futures transactions in the future and to use futures and related options for other than hedging purposes to the extent permitted by regulatory authorities.

SWAPS
  Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differential in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, or in a "basket" of securities representing a particular index.

  The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio transactions. Whether the Portfolio's use of swap agreements will be successful in furthering its investment objective will depend on the

                                    17

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Portfolio Manager's ability to predict correctly whether
certain types of investments are likely to produce greater returns than other investments. Moreover, the Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Swaps are generally considered illiquid and may be aggregated with other illiquid positions for purposes of the limitation on illiquid investments.

  The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Portfolio's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

VARIABLE AND FLOATING RATE SECURITIES
  Variable rate securities provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semi- annually, etc.). Floating rate securities provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The interest rate on variable or floating rate securities is ordinarily determined by reference to or is a percentage of a bank's prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure.

  Variable or floating rate securities frequently include a demand feature entitling the holder to sell the securities to the issuer at par value. In many cases, the demand feature can be exercised at any time on 7 days' notice; in other cases, the demand feature is exercisable at any time on 30 days' notice or on similar notice at intervals of not more than one year. Some securities, which do not have variable or floating interest rates, may be accompanied by puts producing similar results and price characteristics.

LEASE OBLIGATION BONDS
  Lease obligation bonds are mortgages on a facility that is secured by the facility and are paid by a lessee over a long term. The rental stream to service the debt as well as the mortgage are held by a collateral trustee on behalf of the public bondholders. The primary risk of such instrument is the risk of default. Under the lease indenture, the failure to pay rent is an event of default. The remedy to cure default is to rescind the lease and sell the assets. If the lease obligation is not readily marketable or market quotations are not readily available, such lease obligations will be subject to a Portfolio's limit on illiquid securities.

STRUCTURED SECURITIES
  Structured securities include notes, bonds or debentures that provide for the payment of principal of, and/or interest in, amounts determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the Reference) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of structured securities may provide that under certain circumstances no principal is due at maturity and, therefore, may result in the loss of the Portfolio's investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference. Consequently, leveraged structured securities entail a greater degree of market risk than other types of debt obligations. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex fixed income investments.

INDEXED SECURITIES
  Indexed securities are instruments whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities typically, but not

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always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.

  Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

  The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies.

HYBRID INSTRUMENTS
  Hybrid Instruments (a type of potentially high-risk derivative) have been developed and combine the elements of futures contracts or options with those of debt, preferred equity, or a depositary instrument (hereinafter "Hybrid Instruments"). Generally, a Hybrid Instrument will be a debt security, preferred stock, depositary share, trust certificate, certificate of deposit, or other evidence of indebtedness on which a portion of or all interest payments and/or the principal or stated amount payable at maturity, redemption, or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles, or commodities (collectively "Underlying Assets") or by another objective index, economic factor, or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "Benchmarks"). Thus, Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

  Hybrid Instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Portfolio may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the Portfolio could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the Portfolio the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that the strategy will be successful, and the Portfolio could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the Hybrid Instrument.

  The risks of investing in Hybrid Instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a Hybrid Instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument

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that has a fixed principal amount, is denominated in U.S.
dollars, or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular Hybrid Instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors, which are unrelated to the operations or credit quality of the issuer of the Hybrid Instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets, and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and forward contracts herein for a discussion of the risks associated with such investments.

  Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument. Also, the prices of the Hybrid Instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

  Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the Hybrid Instrument. Leverage risk occurs when the Hybrid Instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss as well as the potential for gain.

  Hybrid Instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the Fund and the issuer of the Hybrid Instrument, the creditworthiness of the counter party of issuer of the Hybrid Instrument would be an additional risk factor which the Portfolio would have to consider and monitor. Hybrid Instruments also may not be subject to regulation of the Commodities Futures Trading Commission, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

  The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of the Portfolio. Accordingly, each Portfolio, except for the Special Situations Portfolio and the Growth and Income Portfolio, will limit its investments in Hybrid Instruments to 10% of its total assets. However, because of their volatility, it is possible that a Portfolio's investment in Hybrid Instruments will account for more than 10% of the Portfolio's return (positive or negative).

DOLLAR ROLL TRANSACTIONS
  Certain Portfolios seeking a high level of current income may enter into dollar rolls or "covered rolls" in which the Portfolio sells securities (usually Mortgage-Backed Securities) and simultaneously contracts to purchase, typically in 30 to 60 days, substantially similar, but not identical securities, on a specified future date. The proceeds of the initial sale of securities in the dollar roll transactions may be used to purchase long-term securities that will be held during the roll period. During the roll period, the Portfolio forgoes principal and interest paid on the securities sold at the beginning of the roll period. The Portfolio is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest

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

earned on the cash proceeds of the
initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or cash equivalent securities position that matures on or before the forward settlement date of the dollar roll transaction. As used herein the term "dollar roll" refers to dollar rolls that are not "covered rolls." At the end of the roll commitment period, the Portfolio may or may not take delivery of the securities the Portfolio has contracted to purchase.

  The Portfolio will establish a segregated account with its custodian in which it will maintain cash, U.S. government securities or other liquid high-grade debt obligations equal in value at all times to its obligations in respect of dollar rolls, and, accordingly, the Portfolio will not treat such obligations as senior securities for purposes of the 1940 Act. "Covered rolls" are not subject to these segregation requirements. Dollar Roll Transactions may be considered borrowings and are, therefore, subject to the borrowing limitations applicable to the Portfolio.

WHEN-ISSUED OR DELAYED DELIVERY SECURITIES
  Each Portfolio may purchase securities on a when issued or delayed delivery basis if the Portfolio holds, and maintains until the settlement date in a segregated account, cash and/or liquid securities in an amount sufficient to meet the purchase price, or if the Portfolio enters into offsetting contracts for the forward sale of other securities it owns. Purchasing securities on a when-issued or delayed delivery basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Portfolio's other assets. Although a Portfolio would generally purchase securities on a when-issued basis or enter into forward commitments with the intention of acquiring securities, the Portfolio may dispose of a when-issued or delayed delivery security prior to settlement if the Portfolio Manager deems it appropriate to do so.
The Portfolio may realize short-term profits or losses upon such sales.

FOREIGN INVESTMENTS

FOREIGN SECURITIES
  All the Portfolios may invest in equity securities of foreign issuers, including American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") (collectively, "Depositary Receipts") which are described below. Some Portfolio may invest in foreign branches of commercial banks and foreign banks. See the "Banking Industry and Savings Industry Obligations" discussion in this Statement of Additional Information for further description of these securities.

  Each Portfolio, except the Special Situations Portfolio and the Growth and Income Portfolio, may have no more than 25% of its total assets invested in securities of issuers located in any one emerging market country and no more than 50% of its assets invested in securities of any one country, except that a Portfolio may have more than 50% of its total assets invested in securities of issuers located in any one of the following countries: Australia, Canada, France, Japan, the United Kingdom, or Germany.

  Investments in foreign securities offer potential benefits not available solely in securities of domestic issuers by offering the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the United States, or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that may not move in a manner parallel to U.S. markets.

  Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. Since each of these Portfolios may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of securities in the portfolio and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. In addition, with

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respect to
certain countries, there is the possibility of expropriation of assets, confiscatory taxation, other foreign taxation, political or social instability, or diplomatic developments that could adversely affect investments in those countries.

  There may be less publicly available information about a foreign company than about a U.S. company and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets. Securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Transactional costs in non-U.S. securities markets are generally higher than in U.S. securities markets. There is generally less government supervision and regulation of exchanges, brokers, and issuers than there is in the United States. A Portfolio might have greater difficulty taking appropriate legal action with respect to foreign investments in non-U.S. courts than with respect to domestic issuers in U.S. courts. In addition, transactions in foreign securities may involve greater time from the trade date until settlement than domestic securities transactions and involve the risk of possible losses through the holding of securities by custodians and securities depositories in foreign countries.

  As discussed above "sovereign debt" consists of debt obligations of governmental issuers in emerging market countries and industrialized countries. The sovereign debt issued or guaranteed by certain emerging market governmental entities and corporate issuers in which the Portfolio may invest potentially involves a high degree of risk and may be deemed the equivalent in terms of quality to high risk, low rated securities (i.e., high yield bonds) and subject to many of the same risks as such securities. Similarly, the Portfolio may have difficulty disposing of certain of these debt obligations because there may be a thin trading market for such securities. In the event a governmental issuer defaults on its obligations, the Portfolio may have limited legal recourse against the issuer or guarantor, if any. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government debt securities to obtain recourse may be subject to the political climate in the relevant country. The issuers of the government debt securities in which the Portfolio may invest have in the past experienced substantial difficulties in servicing their external debt obligations, which has led to defaults on certain obligations and the restructuring of certain indebtedness. See "Description of Securities and Investment Techniques -- High Yield Bonds" and "Debt Securities -- Sovereign Debt."

  Dividend and interest income from foreign securities may generally be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by a Portfolio or its investors.
  ADRs are Depositary Receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts also involve the risks of other investments in foreign securities.

  On January 1, 1999, certain members of the European Economic and Monetary Union ("EMU"), namely Austria, Belgium, Finland, France,
Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal, and Spain established a common European currency known as the "euro" and each

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

member's local currency became a denomination of the euro. It is anticipated that each participating country will begin to replace its local currency with the euro beginning on July 1, 2001. Any other European country that is a member of the European Union and satisfies the criteria for participation in the EMU may elect to participate in the EMU and would, in that event, dominate its existing currency with the euro. The anticipated replacement of existing currencies in euros could, although unlikely, cause market disruptions before or after July 1, 2001 and could adversely affect the value of securities held by a Portfolio.

FOREIGN CURRENCY TRANSACTIONS
  A forward currency contract is an obligation to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. A Portfolio may either accept or make delivery of the currency at the maturity of the forward contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. A Portfolio will engage in forward currency transactions in anticipation of or to protect itself against fluctuations in currency exchange rates. A Portfolio might sell a particular currency forward, for example, when it wants to hold bonds or bank obligations denominated in that currency but anticipates or wishes to be protected against a decline in the currency against the dollar. Similarly, it might purchase a currency forward to "lock in" the dollar price of securities denominated in or exposed to that currency which it anticipated purchasing.

  A Portfolio may enter into forward foreign currency contracts in two circumstances. When a Portfolio enters into a contract for the purchase or sale of a security denominated in or exposed to a foreign currency, the Portfolio may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for a fixed amount of dollars for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

  Second, when the Portfolio Manager believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract for a fixed amount of dollars to sell the amount of foreign currency approximating the value of some or all of the Portfolio's securities denominated in or exposed to such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. None of the Portfolios will enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's securities or other assets denominated in that currency.

  At the maturity of a forward contract, a Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

  It is impossible to forecast the market value of a particular portfolio security at the expiration of the contract. Accordingly, if a decision is made to sell the security and make delivery of the foreign currency, it may be necessary for the Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that the Portfolio is obligated to deliver.

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  If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. Should forward prices decline during the period between the Portfolio's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

  Forward contracts are not traded on regulated commodities exchanges. There can be no assurance that a liquid market will exist when a Portfolio seeks to close out a forward currency position, and in such an event, a Portfolio might not be able to effect a closing purchase transaction at any particular time. In addition, a Portfolio entering into a forward foreign currency contract incurs the risk of default by the counter party to the transaction. The CFTC has indicated that it may in the future assert jurisdiction over certain types of forward contracts in foreign currencies and attempt to prohibit certain entities from engaging in such foreign currency forward transactions.

OPTIONS ON FOREIGN CURRENCIES
  A call option on a foreign currency gives the buyer the right to buy, and a put option the right to sell, a certain amount of foreign currency at a specified price during a fixed period of time. Currently, options are traded on the following foreign currencies on a domestic exchange:
British Pound, Canadian Dollar, German Mark, Japanese Yen, French Franc, and Swiss Franc. A Portfolio may enter into closing sale transactions with respect to such options, exercise them, or permit them to expire.

  A Portfolio may employ hedging strategies with options on currencies before the Portfolio purchases a foreign security denominated in the hedged currency that the Portfolio anticipates acquiring, during the period the Portfolio holds the foreign security, or between the date the foreign security is purchased or sold and the date on which payment therefor is made or received.

  In those situations where foreign currency options may not be readily purchased (or where such options may be deemed illiquid) in the currency in which the hedge is desired, the hedge may be obtained by purchasing or selling an option on a "surrogate" currency, i.e., a currency where there is tangible evidence of a direct correlation in the trading value of the two currencies. A surrogate currency is a currency that can act, for hedging purposes, as a substitute for a particular currency because the surrogate currency's exchange rate movements parallel that of the primary currency. Surrogate currencies are used to hedge an illiquid currency risk, when no liquid hedge instruments exist in world currency markets for the primary currency.

CURRENCY MANAGEMENT
  A Portfolio's flexibility to participate in higher yielding debt markets outside of the United States may allow the Portfolios to achieve higher yields than those generally obtained by domestic money market funds and short-term bond investments. When a Portfolio invests significantly in securities denominated in foreign currencies, however, movements in foreign currency exchange rates versus the U.S. dollar are likely to impact the Portfolio's share price stability relative to domestic short-term income funds. Fluctuations in foreign currencies can have a positive or negative impact on returns. Normally, to the extent that the Portfolio is invested in foreign securities, a weakening in the U.S. dollar relative to the foreign currencies underlying a Portfolio's investments should help increase the net asset value of the Portfolio. Conversely, a strengthening in the U.S. dollar versus the foreign currencies in which a Portfolio's securities are denominated will generally lower the net asset value of the Portfolio. The Manager or relevant Portfolio Manager attempts to minimize exchange rate risk through active Portfolio management, including hedging currency exposure through the use of futures, options and forward currency transactions and attempting to identify

                                    24

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

bond markets with strong or stable currencies.
There can be no assurance that such hedging will be successful and such transactions, if unsuccessful, could result in additional losses or expenses to a Portfolio.

EQUITY AND DEBT SECURITIES ISSUED OR GUARANTEED BY
SUPRANATIONAL ORGANIZATIONS
  Portfolios authorized to invest in securities of foreign issuers may invest assets in equity and debt securities issued or guaranteed by Supranational Organizations, such as obligations issued or guaranteed by the Asian Development Bank, Inter-American Development Bank, International Bank for Reconstruction and Development (World Bank), African Development Bank, European Coal and Steel Community, European Economic Community, European Investment Bank and the Nordic Investment Bank.

EXCHANGE RATE-RELATED SECURITIES
  Certain of the Portfolios may invest in securities that are indexed to certain specific foreign currency exchange rates. The terms of such securities would provide that the principal amount or interest payments are adjusted upwards or downwards (but not below zero) at payment to reflect fluctuations in the exchange rate between two currencies while the obligation is outstanding, depending on the terms of the specific security. A Portfolio will purchase such security with the currency in which it is denominated and will receive interest and principal payments thereon in the currency, but the amount of principal or interest payable by the issuer will vary in proportion to the change (if any) in the exchange rate between the two specific currencies between the date the instrument is issued and the date the principal or interest payment is due. The staff of the SEC is currently considering whether a mutual fund's purchase of this type of security would result in the issuance of a "senior security" within the meaning of the 1940 Act. The Trust believes that such investments do not involve the creation of such a senior security, but nevertheless undertakes, pending the resolution of this issue by the staff, to establish a segregated account with respect to such investments and to maintain in such account cash not available for investment or U.S. government securities or other liquid high quality debt securities having a value equal to the aggregate principal amount of outstanding securities of this type.

  Investment in Exchange Rate-Related Securities entails certain risks. There is the possibility of significant changes in rates of exchange between the U.S. dollar and any foreign currency to which an Exchange Rate-Related Security is linked. In addition, there is no assurance that sufficient trading interest to create a liquid secondary market will exist for a particular Exchange Rate-Related Security due to conditions in the debt and foreign currency markets. Illiquidity in the forward foreign exchange market and the high volatility of the foreign exchange market may from time to time combine to make it difficult to sell an Exchange Rate-Related Security prior to maturity without incurring a significant price loss.

OTHER INVESTMENT PRACTICES AND RISKS

REPURCHASE AGREEMENTS
  All Portfolios may invest in repurchase agreements. The term of such an agreement is generally quite short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. The resale price is in excess of the purchase price by an amount, which reflects an agreed-upon market rate of return, effective for the period of time the Portfolio is invested in the security. This results in a fixed rate of return protected from market fluctuations during the period of the agreement. This rate is not tied to the coupon rate on the security subject to the repurchase agreement.

  The Portfolio Manager monitors the value of the underlying securities held as collateral at the time the repurchase agreement is entered into and at all times during the term of the agreement to ensure that their value always equals or exceeds the agreed-upon repurchase price to be paid to the

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Portfolio.  The Portfolio Manager, in accordance with
procedures established by the Board of Trustees, also evaluates the creditworthiness and financial responsibility of the banks and brokers or dealers with which the Portfolio enters into repurchase agreements.

  A Portfolio may engage in repurchase transactions in accordance with guidelines approved by the Board of Trustees of the Trust, which include monitoring the creditworthiness of the parties with which a Portfolio engages in repurchase transactions, obtaining collateral at least equal in value to the repurchase obligation, and marking the collateral to market on a daily basis.

  A Portfolio may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreements, together with any other securities that are not readily marketable, would exceed that Portfolio's limitation of 15% of the net assets of the Portfolio on investing in illiquid securities. If the seller should become bankrupt or default on its obligations to repurchase the securities, a Portfolio may experience delay or difficulties in exercising its rights to the securities held as collateral and might incur a loss if the value of the securities should decline. A Portfolio also might incur disposition costs in connection with liquidating the securities.

REVERSE REPURCHASE AGREEMENTS
  A reverse repurchase agreement involves the sale of a security by the Portfolio and its agreement to repurchase the instrument at a specified time and price. A Portfolio will use the proceeds of a reverse repurchase agreement to purchase other money market instruments which either mature at a date simultaneous with or prior to the expiration of the reverse repurchase agreement or which are held under an agreement to resell maturing as of that time. A Portfolio will maintain a segregated account consisting of cash and/or liquid securities to cover its obligations under reverse repurchase agreements. Under the 1940 Act, reverse repurchase agreements may be considered to be borrowings by the seller; accordingly, a Portfolio will limit its investments in reverse repurchase agreements consistent with the borrowing limits applicable to the Portfolio. See "Borrowing" for further information on these limits. The use of reverse repurchase agreements by a Portfolio creates leverage, which increases a Portfolio's investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, the Portfolio's earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or net asset value would decline faster than otherwise would be the case.

OTHER INVESTMENT COMPANIES
  All Portfolios may invest in shares issued by other investment companies. A Portfolio is limited in the degree to which it may invest in shares of another investment company in that it may not, at the time of the purchase, (1) acquire more than 3% of the outstanding voting shares of the investment company, (2) invest more than 5% of the Portfolio's total assets in the investment company, or (3) invest more than 10% of the Portfolio's total assets in all investment company holdings. As a shareholder in any investment company, a Portfolio will bear its ratable share of the investment company's expenses, including management fees in the case of a management investment company. The Special Situations and Growth and Income Portfolios may invest in shares of Janus' Money Market Funds and the Asset Allocation Growth and Diversified Mid-Cap Portfolios may invest in shares of Fidelity Money Market Funds pursuant to the receipt of SEC exemptive orders.

SHORT SALES
  A short sale is a transaction in which the Portfolio sells a security it does not own in anticipation of a decline in market price. A
Portfolio may make short sales to offset a potential decline in a long position or a group of long positions, or if the Portfolio Manager believes that a decline in the price of a particular security or group of securities is likely.

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  The Portfolio's obligation to replace the security borrowed in connection with the short sale will be secured by collateral deposited with a broker, consisting of cash or securities acceptable to the broker. In addition, with respect to any short sale, other than short sales against the box, the Portfolio will be required to deposit collateral consisting of cash, cash items, or U.S. government securities in a segregated account with its custodian in an amount such that the value of the sum of both collateral deposits is at all times equal to at least 100% of the current market value of the securities sold short. The deposits do not necessarily limit the Portfolio's potential loss on a short sale, which may exceed the entire amount of the collateral.

  A Portfolio is not required to liquidate an existing short sale position solely because a change in market values has caused one or more of these percentage limitations to be exceeded.

SHORT SALES AGAINST THE BOX
  A short sale "against the box" is a short sale where, at the time of the short sale, the Portfolio owns or has the immediate and unconditional right, at no added cost, to obtain the identical security. A Portfolio would enter into such a transaction to defer a gain or loss for Federal income tax purposes on the security owned by the Portfolio. Short sales against the box are not subject to the percentage limitations on short sales described in the Prospectus.

ILLIQUID SECURITIES
  Illiquid securities are securities that are not readily marketable, including, where applicable: (1) repurchase agreements with maturities greater than seven calendar days or with a demand period of more than seven days; (2) time deposits maturing in more than seven calendar days;
(3) to the extent a liquid secondary market does not exist for the instruments, futures contracts and options thereon; (4) certain over-the-counter options, as described in this Statement of Additional Information; (5) certain variable rate demand notes having a demand period of more than seven days; and (6) securities the disposition of which is restricted under Federal securities laws (excluding Rule 144A Securities, described below).

RESTRICTED SECURITIES
  Each Portfolio may also purchase securities that are not registered under the Securities Act of 1933 ("1933 Act") ("restricted securities"), including those that can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act ("Rule 144A securities"). The Trust's Board of Trustees confirms based upon information and recommendations provided by the Portfolio Manager that a specific Rule 144A security is liquid and thus not subject to the limitation on investing in illiquid investments. The Board of Trustees has adopted guidelines and has delegated to the Portfolio Manager the daily function of determining and monitoring the liquidity of Rule 144A securities. The Board, however, has retained sufficient oversight and is ultimately responsible for the determinations. This investment practice could have the effect of decreasing the level of liquidity in a Portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities held in the investment Portfolio. Subject to limitation on investments in illiquid investments and subject to the diversification requirements of the Internal Revenue Code of 1986, as amended (the "Code"), the Portfolios may also invest in restricted securities that may not be sold under Rule 144A, which presents certain risks. As a result, the Portfolio might not be able to sell these securities when the Portfolio Manager wishes to do so, or might have to sell them at less than fair value. In addition, market quotations are less readily available. Therefore, judgment may at times play a greater role in valuing these securities than in the case of unrestricted securities.

BORROWING
  Leveraging by means of borrowing will exaggerate the effect of any increase or decrease in the value of portfolio securities on a Portfolio's net asset value; money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining

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minimum average balances), which may or may not exceed the
income received from the securities purchased with borrowed funds. The use of borrowing tends to result in a faster than average movement, up or down, in the net asset value of the Portfolio's shares. A Portfolio also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

  Reverse repurchase agreements, short sales of securities, and short sales of securities against the box will be included as borrowing subject to the borrowing limitations described below, except those Portfolios that are permitted to engage in short sales of securities with respect to an additional 15% of the Portfolio's net assets in excess of the limits otherwise applicable to borrowing. Securities purchased on a when-issued or delayed delivery basis will not be subject to a Portfolio's borrowing limitations to the extent that a Portfolio establishes and maintains liquid assets in a segregated account with the Trust's custodian equal to the Portfolio's obligations under the when-issued or delayed delivery arrangement.

LENDING PORTFOLIO SECURITIES
  For the purpose of realizing additional income, certain Portfolios may make secured loans of portfolio securities. Securities loans are made to banks, brokers and other financial institutions pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent marked to market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit or such other collateral as may be permitted under the Portfolio's investment program. While the securities are being lent, the Portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Portfolio has a right to call each loan and obtain the securities on five business day's notice or, in connection with securities trading on foreign markets, within such longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets. The Portfolio will not have the right to vote securities while they are being lent, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. Loans will not be made unless, in the judgment of the Portfolio Manager, the consideration to be earned from such loans would justify the risk.

REAL ESTATE INVESTMENT TRUSTS.
REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest most of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest most of their assets in real estate mortgages and derive income from interest payments. Like investment companies, REITs are not taxed on income distributed to shareholders if they comply with several requirements of the Internal Revenue Code of 1986 (the
"Code"). A Portfolio will indirectly bear its proportionate share of any expenses (such as operating expenses and advisory fees) paid by REITs in which it invests in addition to the expenses paid by the Portfolio.

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RISKS ASSOCIATED WITH THE REAL ESTATE INDUSTRY.  Although a Portfolio
that invests in REITs does not invest directly in real estate, it does invest primarily in real estate equity securities and may concentrate its investments in the real estate industry, and, therefore, an investment in the Portfolio may be subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others:

      o    possible declines in the value of real estate;

      o    adverse general or local economic conditions;

      o    possible lack of availability of mortgage funds;

      o    overbuilding;

      o    extended vacancies of properties;

      o    increases in competition, property taxes and operating expenses;

      o    changes in zoning or applicable tax law;

      o costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems;

      o    casualty or condemnation losses;

      o uninsured damages from floods, earthquakes or other natural disasters;

      o    limitations on and variations in rents; and

      o    unfavorable changes in interest rates.

In addition to the risks discussed above, REITs may be affected by any changes in the value of the underlying property owned by the trusts or by the quality of any credit extended. REITs are dependent upon management skill, are not diversified, and are therefore subject to the risk of financing single or a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation, and the possibility of failing to qualify for special tax treatment under Subchapter M of the Internal Revenue Code of 1986 and to maintain an exemption under the 1940. Act Finally, certain REITs may be self-liquidating in that a specific term of existence is provided for in the trust document and such REITs run the risk of liquidating at an economically inopportune time.

SMALL COMPANIES
  Certain of the Portfolios may invest in small companies, some of which may be unseasoned. Such companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group. While the markets in securities of such companies have grown rapidly in recent years, such securities may trade less frequently and in smaller volume than more widely held securities. The values of these securities may fluctuate more sharply than those of other securities, and a Portfolio may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, and it may take a longer period of time for the prices of such securities to reflect the full value of their issuers' underlying earnings potential or assets.

  Some securities of smaller issuers may be restricted as to resale or may otherwise be highly illiquid. The ability of a Portfolio to dispose of such securities may be greatly limited, and a Portfolio may have to continue to hold such securities during periods when the Manager or a Portfolio Manager would otherwise have sold the security. It is possible that the Adviser or a Portfolio Manager or its affiliates or clients may hold securities issued by the same issuers, and may in some cases have acquired the securities at different times, on more favorable terms, or at more favorable prices, than a Portfolio which it manages.

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STRATEGIC TRANSACTIONS
  Subject to the investment limitations and restrictions for each of the Portfolios as stated elsewhere in this Statement of Additional Information, certain of the Portfolios may, but are not required to, utilize various investment strategies as described herein to hedge various market risks, to manage the effective maturity or duration of fixed income securities, or to seek potentially higher returns Utilizing these investment strategies, the Portfolio may purchase and sell, to the extent not otherwise limited or restricted for such Portfolios, exchange-listed and over-the-counter put and call on securities, equity and fixed income indexes and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various Interest Rate Transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions").

  Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Portfolios resulting from securities markets or currency exchange rate fluctuations, to protect the Portfolio's unrealized gains in the value of its Portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to seek potentially higher returns, although no more than 5% of the Portfolio's assets will be used as the initial margin or purchase price of options for Strategic Transactions entered into for purposes other than "bona fide hedging" positions as defined in the regulations adopted by the Commodity Futures Trading Commission. Any or all of these investment techniques may be used at any time, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Portfolio to utilize these Strategic Transactions successfully will depend on the Manager's or Portfolio Manager's ability to predict, which cannot be assured, pertinent market movements. The Portfolio will comply with applicable regulatory requirements when utilizing Strategic Transactions. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or Portfolio management purposes.

SPECIAL SITUATIONS
  A special situation arises when, in the opinion of the Portfolio Manager, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development applicable to that company, and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others: liquidations, reorganizations, recapitalizations, mergers, material litigation, technical breakthroughs, and new management or management policies. Investments in unseasoned companies and special situations often involve much greater risk than in inherent in ordinary investment securities.

TEMPORARY DEFENSIVE INVESTMENTS
  For temporary and defensive purposes, each Portfolio may invest up to 100% of its total assets in investment grade short-term fixed income securities (including short-term U.S. government securities, money market instruments, including negotiable certificates of deposit, non-negotiable fixed time deposits, bankers' acceptances, commercial paper and floating rate notes) and repurchase agreements. Each Portfolio may also hold significant amounts of its assets in cash, subject to the applicable percentage limitations for short-term securities.

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                  INVESTMENT OBJECTIVES AND ADDITIONAL
               INVESTMENT STRATEGIES AND ASSOCIATED RISKS

ASSET ALLOCATION GROWTH PORTFOLIO:

Investment Objective:Maximize total return over the long term by allocating its assets among stocks, bonds, short-term instruments and other investments.

The Portfolio may also purchase illiquid or restricted securities (such as private placements). The Portfolio may not invest more than 15% of its net assets in illiquid securities.

While it is not generally the Portfolio's policy to invest or trade for short-term profits, the Portfolio may dispose of a portfolio security whenever the Portfolio Manager is of the opinion that such security no longer has an appropriate appreciation potential or when another security appears to offer relatively greater appreciation potential. Portfolio changes are made without regard to the length of time a security has been held, or whether a sale would result in a profit or loss. Therefore, the rate of portfolio turnover is not a limiting factor when a change in the Portfolio is appropriate. Because the Portfolio is expected to have a portfolio turnover rate of over 100%, transaction costs incurred by the Portfolio and the realized capital gains and losses of the Portfolio may be greater than that of a Portfolio with a lesser turnover rate.

Asset Allocation: The stock class includes domestic and foreign equity
-----------------
securities for all types (other than adjustable rate preferred stocks that are included in the bond class). Securities in the stock class may include common stocks, fixed-rate preferred stocks (including convertible preferred stocks), warrants, rights, depositary receipts, securities of closed-end investment companies, and other equity securities issued by companies of any size, located anywhere in the world.

The bond class includes all varieties of domestic and foreign fixed-income securities maturing in more than one year. The Portfolio Manager will seek to maximize total return within the bond class by adjusting the Portfolio's investments in securities with different credit qualities, maturities, and coupon or dividend rates, and by seeking to take advantage of yield differentials between securities. Securities in these asset classes may include bonds, notes, adjustable-rate preferred stocks, convertible bonds, mortgage-related and asset-backed securities, domestic and foreign government and government agency securities, zero coupon bonds, and other intermediate and long-term securities. These securities may be denominated in U.S. dollars or foreign currency.

The short-term/money market class includes all types of domestic and foreign short-term and money market instruments. Short-term and money market instruments may include commercial paper, notes, and other corporate debt securities, government securities issued by U.S. or foreign governments or their agencies or instrumentalities, bank deposits and other financial institution obligations, repurchase agreements involving any type of security, and other similar short-term instruments. These instruments may be denominated in U.S. dollars or foreign currency. The Portfolio Manager may use its judgment to place a security in the most appropriate asset class based on its investment characteristics. Fixed-income securities may be classified in the bond or short-term/money market class according to interest rate sensitivity as well as maturity. The Portfolio may also make other investments that do not fall within these asset classes. In making asset allocation decisions, the Portfolio Manager will evaluate projections of risk, market conditions, economic conditions, volatility, yields, and returns. The Portfolio Manager's management will use database systems to help analyze past situations and trends, research specialists in each of the asset classes to help in securities selection, portfolio management professionals to determine asset allocation and to select individual securities, and its own credit analysis as well as credit analyses provided by rating services.

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DIVERSIFIED MID-CAP PORTFOLIO:

Investment Objective:Long-term growth of capital.

The Portfolio may also purchase illiquid or restricted securities (such as private placements). The Portfolio may not invest more than 15% of its net assets in illiquid securities.

While it is not generally the Portfolio's policy to invest or trade for short-term profits, the Portfolio may dispose of a portfolio security whenever the Portfolio Manager is of the opinion that such security no longer has an appropriate appreciation potential or when another security appears to offer relatively greater appreciation potential. Portfolio changes are made without regard to the length of time a security has been held, or whether a sale would result in a profit or loss. Therefore, the rate of portfolio turnover is not a limiting factor when a change in the Portfolio is appropriate. Because the Portfolio is expected to have a portfolio turnover rate of over 100%, transaction costs incurred by the Portfolio and the realized capital gains and losses of the Portfolio may be greater than that of a Portfolio with a lesser turnover rate.

SPECIAL SITUATIONS PORTFOLIO AND GROWTH AND INCOME PORTFOLIO:
Special Situations Portfolio's Investment Objective:  Capital
                                                      appreciation.
Growth and Income Portfolio's Investment Objective:   Long-term capital
                                                      growth and current
                                                      income.

  In addition to the Portfolios' primary strategies discussed in the Prospectus, each Portfolio may engage in several other strategies. To hedge against changes in net asset value or to attempt to increase its investment return, each Portfolio may buy and sell: put and call options; futures contracts; options on futures contracts; index futures contracts and options on index futures and on indexes; warrants; foreign securities indexes; and options in the over-the-counter markets but only when appropriate exchange-traded transactions are unavailable and when, in the opinion of the Portfolio Manager, the pricing mechanism and liquidity of over-the-counter markets are satisfactory and the participants are responsible parties likely to meet their obligations.

  To the extent that a Portfolio holds positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions, the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the fair market value of the Portfolio's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into.

  When the Portfolio Manager believes that market conditions are not favorable for profitable investing or when the Portfolio Manager is otherwise unable to locate favorable investment opportunities, a Portfolio's investments may be hedged to a greater degree and/or its cash or similar investments may increase. In other words, the Portfolio does not always stay fully invested in stocks and bonds. Cash or similar investments are a residual -- they represent the assets that remain after a portfolio manager has committed available assets to desirable investment opportunities. Larger hedged positions and/or larger cash positions may serve as a means of preserving capital in unfavorable market conditions.

  Securities that each Portfolio may invest in as a means of receiving a return on idle cash include high-grade commercial paper, certificates of deposit, repurchase agreements or other short-term obligations. Each Portfolio may also invest in money market funds (including funds managed by the Portfolio Manager). When a Portfolio is hedged or its investments in cash or similar investments increase, it may not participate in stock or bond market advances or declines to the same extent that it would if the Portfolio was not hedged or remained more fully invested in stocks or bonds.

  At times each Portfolio may invest more than 25% of its assets in securities of issuers in one or more market sectors such as, for example, the technology sector. A market sector may be made up of companies in a number of related industries. The Portfolio would only concentrate its investments in a particular market sector if the Portfolio Manager believed that the investment return available

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from concentration in that
sector justified any additional risk associated with concentration in that sector. When a Portfolio concentrates its investments in a market sector, financial, economic, business, and other developments affecting issuers in that sector will have a greater effect on the Portfolio than if it had not concentrated its assets in that sector.

  Each Portfolio may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to the Portfolio if the other party should default on its obligations and the Portfolio is delayed or prevented from recovering the collateral.

  At times, the Portfolio Manager may judge that market conditions make pursuing the Portfolio's basic investment strategy inconsistent with the best interests of its shareholders. At such times, the Portfolio Manager may temporarily use alternative strategies, primarily designed to reduce fluctuations in the values of the Portfolio's assets. In implementing these "defensive" strategies, the Portfolio may invest in U.S. government securities, other high-quality debt instruments, and other securities the Portfolio Manager believes to be consistent with the Portfolio's best interests. During extremely unusual conditions, the Portfolio may take a position of cash and cash equivalents.

  The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. The investment policies of a Portfolio may lead to frequent changes in the Portfolio's investments, particularly in periods of volatile market movements. Such portfolio turnover generally involves some expense to a Portfolio, including brokerage commissions or dealer markups and other transaction costs on the sale of securities and reinvestment in other securities. Such sales may result in realization of taxable capital gains.


                         INVESTMENT RESTRICTIONS

FUNDAMENTAL INVESTMENT RESTRICTIONS
  The following investment restrictions are considered fundamental, which means they may be changed only with the approval of the holders of a majority of a Portfolio's outstanding voting securities, defined in the 1940 Act as the lesser of: (1) 67% or more of that Portfolio's voting securities present at a meeting if the holders of more than 50% of that Portfolio's outstanding voting securities are present or represented by proxy, or (2) more than 50% of that Portfolio's outstanding voting securities.

A Portfolio may not:

    1. with respect to 75% of each Portfolio's total assets (50% of the Special Situations Portfolio's total assets), purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Portfolio's total assets would be invested in the securities of that issuer, or (b) a Portfolio would hold more than 10% of the outstanding voting securities of that issuer;

    2. issue senior securities, except as permitted under the Investment Company Act of 1940;

    3. borrow money, except that the Portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings).
       Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

    4. underwrite securities issued by others, except to the extent that the Portfolio may be considered an underwriter within the meaning of the Securities Act of 1933 in the

                                    33

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       disposition of restricted securities or in connection with investments in other investment companies.

    5. purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies), if, as a result, more than 25% of the Portfolio's total assets would be invested in companies whose principal business activities are in the same industry;

    6. purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this will not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

    7. purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); and

    8. lend any security or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS
  The following restrictions are not fundamental and may be modified by the Trustees without shareholder approval.

A Portfolio may not:

    1. The Portfolio does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

    2. The Portfolio does not currently intend to purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

    3. The Portfolio may borrow money only (a) from a bank or from a registered investment company or portfolio for which the Portfolio Manager or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)).

    4. The Portfolio does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

    5. The Portfolio does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the Portfolio's net assets) to a registered investment company or portfolio for which the Portfolio Manager or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

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  With respect to Limitation (iv), if through a change in values, net assets, or other circumstances, the Portfolio were in a position where more than 15% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.

  Except with respect to 300% asset coverage for borrowing, whenever any investment restriction states a maximum percentage of a Portfolio's assets that may be invested in any security, such percentage limitation will be applied only at the time the Portfolio acquires such security and will not be violated by subsequent increases in value relative to other assets held by the Portfolio.


                         MANAGEMENT OF THE TRUST


  The business and affairs of the Trust are managed under the direction of the Board of Trustees according to the applicable laws of the Commonwealth of Massachusetts and the Trust's Agreement and Declaration of Trust. The Trustees are Barnett Chernow, J. Michael Earley, R. Barbara Gitenstein, Robert A. Grayson, Elizabeth J. Newell, Stanley B. Seidler, John R. Barmeyer and Roger B. Vincent. The Executive Officers of the Trust are Barnett Chernow, Myles R. Tashman, and Mary Bea Wilkinson.

  Trustees and Executive Officers of the Trust, their business addresses, and principal occupations during the past five years are:

NAME AND ADDRESS        POSITION WITH  BUSINESS AFFILIATIONS AND
                        THE TRUST      PRINCIPAL OCCUPATIONS
Barnett Chernow*        President,     President and Chairman of the GCG
Golden American         Trustee and    Trust since December 1999; President
Life Insurance Co.      Chairman       and Director, Golden American
1475 Dunwoody Drive                    Life Insurance Company, May 1998 to
West Chester, PA                       present; Executive Vice President,
19380                                  Directed Services, Inc., October
                                       1993 to present; Executive Vice
                                       President and then President, First
                                       Golden American Life Insurance Company
                                       of New York, October 1993 to present.
                                       Age 49.

John R. Barmeyer*       Trustee        Senior Vice President, General Counsel
ING's American Region                  and Secretary of ING America Life
5780 Powers Ferry Road                 Corporation and its subsidiaries
Atlanta, GA 30327-4390                 since 1992.  Age 55.

J. Michael Earley       Trustee        President, and Chief Executive Officer,
665 Locust Street                      Bankers Trust Company, Des Moines,
Des Moines, IA 50309                   Iowa since July 1992.  Age 53.

R. Barbara Gitenstein   Trustee        President, The College of New Jersey
Office of the President                since January, 1999; Trustee Provost,
The College of                         Drake University from July 1992 to
  New Jersey                           December 1998.  Age 50.
200 Pennington Road
Ewing, NJ 08628-0718

Robert A. Grayson       Trustee        Co-founder, Grayson Associates, Inc.
Grayson Associates                     since 1970; Adjunct Professor of
108 Loma Media Road                    Marketing, New York University School
Santa Barbara, CA 93103                of Business Administration; former
                                       Director, The Golden Financial Group,
                                       Inc.; former Senior Vice President,
                                       David & Charles Advertising.
                                       Age 72.

Myles R. Tashman        Secretary      Executive Vice President, Secretary,
Golden American Life                   Golden American Life Insurance
Insurance Co.                          Company since 1993; General Counsel
1475 Dunwoody Drive                    since July 1996 and Director since
West Chester, PA 19380                 January 1998; Director, Executive
                                       Vice President, Secretary and General
                                       Counsel, Directed Services, Inc. since
                                       August 1994; Executive Vice President,
                                       Secretary, First Golden American Life
                                       Insurance Company of New York; since
                                       1993; General Counsel since July
                                       1996 and Director since January 1998.
                                       Age 57.

Stanley B. Seidler      Trustee        President, Iowa Periodicals, Inc. since
P.O. Box 1297                          1990 and President, Excell Marketing
3301 McKinley Avenue                   L.C. since 1994.  Age 71.
Des Moines, IA 50321

Mary Bea Wilkinson      Treasurer      Senior Vice President & Treasurer,
Golden American Life                   First Golden American Life Insurance
1475 Dunwoody Drive                    Company of New York from November
West Chester, PA 19380                 1997 to present; Senior Vice
                                       President and Treasurer, Golden
                                       American Life
                                       Insurance Co. from November 1993 to
                                       November 1997; and President and
                                       Treasurer, Directed Services, Inc.
                                       October1993 to December 1996.
                                       Age 43.

Roger B. Vincent        Trustee        President, Springwell Corporation
Springwell Corporation                 since June 1989; Director Amerigas
230 Park Avenue                        Partners, Inc.; Director, Tatham
New York, NY 10169                     Offshore, Inc. since June    1996
                                       formerly, Managing Director Bankers
                                       Trust Company.  Age 54.

Elizabeth J. Newell     Trustee        President and Chief Executive Officer
KRAGIE/NEWELL, Inc.                    of KRAGIE/NEWELL, Inc. since 1990.
2633 Fleur Drive                       Age 52.
Des Moines, IA 50321

      * Messrs. Chernow and Barmeyer are deemed to be "interested persons" of the Trust pursuant to the 1940 Act.

  As of May 31, 2000, none of the Trustees directly owned shares of the Portfolios. In addition, as of May 31, 2000, the Trustees and Officers as a group owned Variable Contracts that entitled them to give voting instructions with respect to less than one percent of the outstanding shares of each Portfolio in the aggregate.

  Effective May 18, 2000, each Trustee of the Trust who is not an interested person of the Trust or Manager or Portfolio Manager (the "non-interested Trustees") receives an annual retainer of $20,000 plus $5,000 for each regular quarterly Board meeting attended in person ($1,250 if attended by telephone), as well as reimbursement for expenses incurred in connection with attendance at such meetings or carrying out their responsibilities as Trustees of the Trust. In addition, the Trust pays the Trustees an annual stipend of $5,000 for each committee chairmanship and $1,000 for attendance at any committee meeting not held in conjunction with a regular Board meeting or for any specially called telephonic meeting. The Trustee designated by the Board as Lead Trustee also receives additional compensation in an amount 50% greater than the amount paid for services as a non-interested Trustee (i.e. 50% of the regular retainer of $20,000 plus 50% of the full quarterly meeting fee of $20,000 or $20,000).

  With respect to the 12 month period ended December 31, 1999, the Trust paid the Trustees a fee in the amount of $6,000 for each Trustees' meeting attended and reimbursed any expenses incurred in attending such meetings in the aggregate amount of $144,000. The following table shows the compensation paid to each Trustee for the year ended December 31, 1999:

                           COMPENSATION TABLE

(1)                     (2)           (3)           (4)         (5)
                                      PENSION OR    TOTAL
                                      RETIREMENT    ESTIMATED   COMPENSATION
                        AGGREGATE     BENEFITS      ANNUAL      FROM REGISTRANT
                        COMPENSATION  ACCRUED AS    BENEFITS    AND FUND
NAME OF PERSON,         FROM          PART OF FUND  UPON        COMPLEX PAID
POSITION                REGISTRANT    EXPENSES      RETIREMENT  TO TRUSTEES

J. Michael Earley       $24,000       N/A           N/A         $24,000
  Trustee

R. Barbara Gitenstein   $24,000       N/A           N/A         $24,000
  Trustee

Robert A. Grayson       $24,000       N/A           N/A         $24,000
  Trustee

Stanley B. Seidler      $24,000       N/A           N/A         $24,000
  Trustee

Elizabeth J. Newell     $24,000       N/A           N/A         $24,000
  Trustee

Roger B. Vincent        $24,000       N/A           N/A         $24,000
  Trustee

THE MANAGEMENT AGREEMENT
  Directed Services, Inc. ("DSI" or the "Manager") serves as Manager to the Portfolios pursuant to a Management Agreement (the "Management Agreement") between the Manager and the Trust. DSI's address is 1475 Dunwoody Drive, West Chester, PA 19380-1478. DSI is a New York corporation that is a wholly owned subsidiary of Equitable of Iowa Companies, Inc. ("Equitable of Iowa"), which, in turn, is a subsidiary of ING Groep N.V. ("ING"), a global financial services holding company based in The Netherlands. DSI is registered with the SEC as an investment adviser and a broker-dealer.

  The Trust currently offers the shares of its operating Portfolios to, among others, separate accounts of Golden American Life Insurance Company ("Golden American") to serve as the investment medium for Variable Contracts issued by Golden American. DSI is the principal underwriter and distributor of the Variable Contracts issued by Golden American. Golden American is a stock life insurance company organized under the laws of the State of Delaware. Prior to December 30, 1993, Golden American was a Minnesota corporation. Golden American is a wholly owned subsidiary of Equitable of Iowa.

  Pursuant to the Management Agreement, the Manager, subject to the direction of the Board of Trustees, is responsible for providing all supervisory, management, and administrative services reasonably necessary for the operation of the Trust and its Portfolios other than the investment advisory services performed by the Portfolio Managers. These services include, but are not limited to, (i) coordinating for all Portfolios, at the Manager's expense, all matters relating to the operation of the Portfolios, including any necessary coordination among the Portfolio Managers, Custodian, Dividend Disbursing Agent, Portfolio Accounting Agent (including pricing and valuation of the Portfolio's portfolios), accountants, attorneys, and other parties performing services or operational functions for the Trust; (ii) providing the Trust and the Portfolio, at the Manager's expense, with the services of a sufficient number of persons competent to perform such administrative and clerical functions as are necessary to ensure compliance with federal securities laws and to provide effective supervision and administration of the Trust; (iii) maintaining or supervising the maintenance by third parties selected by the Manager of such books and records of the Trust and the Portfolios as may be required by applicable federal or state law;
(iv) preparing or supervising the preparation by third parties selected by the Manager of all federal, state, and local tax returns and reports of the Trust relating to the Portfolios required by applicable law; (v) preparing and filing and arranging for the distribution of proxy materials and periodic reports to shareholders of the Portfolios as required by applicable law in connection with the Portfolios; (vi) preparing and arranging for the filing of such registration statements and other documents with the SEC and other federal and state regulatory authorities as may be required by applicable law in connection with the Portfolio; (vii) taking such other action with respect to the Trust, as may be required by applicable law, including without limitation the rules and regulations of the SEC and other regulatory agencies; and (viii) providing the Trust at the Manager's expense, with adequate personnel, office space, communications facilities, and other facilities necessary for operation of the Portfolios contemplated in he Management Agreement. Other responsibilities of the Manager are described in the Prospectus.

  The Manager shall make its officers and employees available to the Board of Trustees and Officers of the Trust for consultation and discussions regarding the supervision and administration of the Portfolio.

  Pursuant to the Management Agreement, the Manager is authorized to exercise full investment discretion and make all determinations with respect to the day-to-day investment of a Portfolio's assets and the purchase and sale of portfolio securities for one or more Portfolios in the event that at any time no Portfolio Manager is engaged to manage the assets of such Portfolio.

  The Management Agreement continues in effect from year to year so long as it is approved annually by (i) the holders of a majority of the outstanding voting securities of the Trust or by the Board of Trustees, and (ii) a majority of the Trustees who are not parties to such Management Agreement or "interested persons" (as defined in the 1940
Act)) of any such party. The Management Agreement, dated October 24, 1997, was approved by shareholders at a meeting held on October 9, 1997, and was last approved by the Board of Trustees, including the Trustees who are not parties to the Management Agreement or interested persons of such parties, at a meeting held on November 16, 1999. The Management Agreement may be terminated without penalty by vote of the Trustees or the shareholders of the Portfolio or by the Manager, on 60 days' written notice by either party to the Management Agreement, and will terminate automatically if assigned as that term is described in the 1940 Act.

  Prior to October 24, 1997, DSI served as the manager to the Trust pursuant to a Management Agreement dated August 13, 1996, and prior to August 13, 1996, DSI served as manager to the Trust pursuant to a Management Agreement dated October 1, 1993.

  As compensation for its services under the Management Agreement, the Trust pays the Manager a monthly fee expressed as an annual percentage of the applicable Portfolio's average daily net assets as follows:

Diversified Mid-Cap and Asset
Allocation Growth Series           1.00% of the first $500 million;
                                   0.95% of the next $250 million;
                                   0.90% of the next $500 million; and
                                   0.85% of the amount  in excess of $1.25
                                   billion.


Special Situation Series and       1.10% of the first $250 million;
Growth and Income Series           1.05% of the next $400 million;
                                   1.00% of the next $450 million; and
                                   0.95% of the amount in excess of $1.1
                                   billion

PORTFOLIO MANAGERS
  The Manager has engaged the services of certain portfolio managers (the "Portfolio Managers") to provide portfolio management services to the Portfolios. The Trust, DSI and each Portfolio Manager have entered into Portfolio Management Agreements, which were approved by the Trustees of the Trust and by shareholders of each Portfolio of the Trust.

  Pursuant to the separate Portfolio Management Agreements, the Manager (and not the Trust) pays each Portfolio Manager for its services a monthly fee expressed as an annual percentage of the applicable
Portfolio's average daily net assets as follows:

PORTFOLIO MANAGER     PORTFOLIO             PORTFOLIO MANAGEMENT FEE

Fidelity Management   Diversified Mid-      0.50% of First $250 million
& Research Company    Cap & Asset           0.40% of next $500 million
                      Allocation            0.35% of amount in excess of
                      Growth                  $750 million

Janus Capital         Special               0.55% of first $100 million
Corporation           Situations and        0.50% of next $400 million
                      Growth and Income     0.45% of amounts in excess of
                                              $500 million

  Fidelity Management & Research Company ("FMR") is the portfolio manager to the Diversified Mid-Cap and Asset Allocation Growth Portfolios. Its principal office is located at 82 Devonshire Street, Boston, Massachusetts 02109. FMR is a corporation organized in the Commonwealth of Massachusetts. FMR is a registered investment adviser and has been providing investment advisory services focused in the financial services industry since 1946.

  Fidelity Investments Money Management, Inc. ("FIMM") serves as sub-adviser to the Asset Allocation Growth Portfolio. FIMM is responsible for choosing certain types of fixed income securities for the Portfolio. The principal office of FIMM is One Spartan Way, Merrimack, New Hampshire 03054.

  Janus Capital Corporation ("Janus") is the Portfolio Manager to the Growth and Income and Special Situations Portfolios. Its principal office is located at 100 Fillmore Street, Denver, Colorado 80206. Janus is a corporation registered in the state of Colorado. Janus is a registered investment adviser and has been providing advisory services to managed accounts and investment companies since 1970. Currently Stillwell Financial, Inc. owns 81.5% of the outstanding voting stock of Janus.

DISTRIBUTION OF TRUST SHARES
  DSI serves as the Portfolio's Distributor and Principal Underwriter. DSI is not obligated to sell a specific amount of the Portfolio's shares. DSI bears all expenses of providing distribution services including the costs of sales presentations, mailings, advertising, and any other marketing efforts by DSI in connection with the distribution or sale of the shares. DSI also serves as Manager to the Trust and therefore is an affiliate to the Trust.

CODE OF ETHICS
  To mitigate the possibility that a Portfolio will be adversely affected by personal trading of employees, the Portfolios, Manager, Portfolio Managers, any sub-advisers and Distributor have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes of Ethics contain policies restricting securities trading in personal trading accounts of Trustees and others who normally come into possession of information on portfolio transactions. The Codes of Ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Trust. These Codes of Ethics can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The Codes of Ethics are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov and copies of the Codes of Ethics also may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.


                  PORTFOLIO TRANSACTIONS AND BROKERAGE

INVESTMENT DECISIONS
  Investment decisions for each Portfolio are made by the Portfolio Manager of each Portfolio. Each Portfolio Manager has investment advisory clients other than the Portfolio. A particular security may be bought or sold by a Portfolio Manager for clients even though it could have been bought or sold for other clients at the same time. In the event that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, allocated between such clients in a manner deemed fair and reasonable by the Portfolio Manager. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Portfolio Manager, and the results of such allocations, are subject to periodic review by the Trust's Manager and Board of Trustees. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

BROKERAGE AND RESEARCH SERVICES
  The Portfolio Manager for a Portfolio places all orders for the purchase and sale of portfolio securities, options, and futures contracts for a Portfolio through a substantial number of brokers and dealers or futures commission merchants. In executing transactions, the Portfolio Manager will attempt to obtain the best execution for a Portfolio taking into account such factors as price (including the applicable brokerage commission or dollar spread), size of order, the nature of the market for the security, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution and operational facilities of the firms involved, and the firm's risk in positioning a block of securities. In transactions on stock exchanges in the United States, payments of brokerage commissions are negotiated. In effecting purchases and sales of portfolio securities in transactions on U.S. stock exchanges for the account of the Trust, the Portfolio Manager may pay higher commission rates than the lowest available when the Portfolio Manager believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as described below. In the case of securities traded on some foreign stock exchanges, brokerage commissions may be fixed and the Portfolio Manager may be unable to negotiate commission rates for these transactions. In the case of securities traded on the over-the-counter markets, there is generally no stated commission, but the price includes an undisclosed commission or markup. There is generally no stated commission in the case of fixed income securities, which are generally traded in the over-the-counter markets, but the price paid by the Portfolio usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Portfolio includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S.
stock exchanges and other agency transactions involve the payment by the Portfolio of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction.

  It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers. Consistent with this practice, the Portfolio Manager for a Portfolio may receive research services from many broker-dealers with which the Portfolio Manager places the Portfolio's portfolio transactions. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services may be of value to the Portfolio Manager and its affiliates in advising its various clients (including the Portfolio), although not all of these services are necessarily useful and of value in managing a Portfolio. The advisory fee paid by the Portfolio to the Portfolio Manager is not reduced because the Portfolio Manager and its affiliates receive such services.

  As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Portfolio Manager may cause a Portfolio to pay a broker-dealer, which provides "brokerage and research services" (as defined in the Act) to the Portfolio Manager, a disclosed commission for effecting a securities transaction for the Portfolio in excess of the commission which another broker-dealer would have charged for effecting that transaction.

  A Portfolio Manager may place orders for the purchase and sale of exchange-listed portfolio securities with a broker-dealer that is an affiliate of the Portfolio Manager where, in the judgment of the Portfolio Manager, such firm will be able to obtain a price and execution at least as favorable as other qualified brokers.

  Pursuant to SEC Rules, a broker-dealer that is an affiliate of the Manager or a Portfolio Manager or, if it is also a broker-dealer, the Portfolio Manager may receive and retain compensation for effecting portfolio transactions for a Portfolio on a national securities exchange of which the broker-dealer is a member if the transaction is "executed" on the floor of the exchange by another broker which is not an "associated person" of the affiliated broker-dealer or Portfolio Manager, and if there is in effect a written contract between the Portfolio Manager and the Trust expressly permitting the affiliated broker-dealer or Portfolio Manager to receive and retain such compensation. The Portfolio Management Agreements provide that each Portfolio Manager may retain compensation on transactions effected for a Portfolio in accordance with the terms of these rules.

  SEC rules further require that commissions paid to such an affiliated broker-dealer or Portfolio Manager by a Portfolio on exchange transactions not exceed "usual and customary brokerage commissions." The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Board of Trustees has adopted procedures for evaluating the reasonableness of commissions paid to broker-dealers that are affiliated with Portfolio Managers or to Portfolio Managers that are broker-dealers and will review these procedures periodically. Barings Securities Corporation, Furman Selz Securities Corp. and ING Securities are also registered broker-dealers and each is an affiliate of Directed Services, Inc. the Manager to the GCG Trust. Any of the above firms may retain compensation on transactions effected for a Portfolio in accordance with these rules and procedures.

For the fiscal year ended December 31, 1999, the following total brokerage commissions, and affiliated brokerage commissions were paid with respect to other portfolios of the Trust (where commissions were paid to affiliates, the percentage and the affiliate is also noted):


                                                                                 Percent of
                                    Total Amount of     Percent of Total         Portfolio's
                Total Amount of     Commissions Paid    Commissions Paid       Dollar Amount of
Portfolio       Commissions Paid      to Affiliates       to Affiliates          Transactions       Affiliate
---------       ----------------    ----------------    ----------------    -------------------     ---------
Equity Income      $  385,973       $       529                  0.14%               0.11%          Baring Sec. Corp.

Strategic Equity      308,351                36                  0.01                0.01           Furman Selz

Fully Managed         193,754               138                  0.07                0.03           Baring Sec. Corp.

Real Estate           135,831                84                  0.06                0.06           Furman Selz

Emerging Markets      328,626             2,046                  0.62                0.55           Furman Selz

Small Cap             348,126           335,228                 96.30               94.66           Fred Alger & Co.

Developing World      109,065                39                  0.03                0.03           Baring Sec. Corp.

Capital Growth      2,123,846            10,860                  0.51                0.44           Baring Sec. Corp.

Growth              1,176,883             6,370                  0.54                0.22           Baring Sec. Corp.

Research            1,683,542               708                  0.04                0.81           Furman Selz
                                          3,102                  0.18                               Baring Sec. Corp.
                                          8,238                  0.49                               BHF Sec.

Total Return          589,063             4,974                  0.84                0.90           Furman Selz
                                            300                  0.05                               Baring Sec. Corp.

Mid-Cap Growth      1,487,342               162                  0.01                0.01           BHF Sec.


For the fiscal year ended December 31, 1998, the following total brokerage commissions, and affiliated brokerage commissions were paid (where commissions were paid to affiliates, the percentage and the affiliate is also noted):


                                    Total Amount of     Percent of Total
                Total Amount of     Commissions Paid    Commissions Paid
Portfolio       Commissions Paid      to Affiliates       to Affiliates         Affiliate
---------       ----------------    ----------------    ----------------        ---------
Equity Income       $  263,419      $        568                 0.22       Baring Sec. Corp.
                                          30,926                11.74       Zweig Sec. Corp.

                                           2,484                 0.88       Raymond James & Assoc.

Strategic Equity      170,714                160                 0.09       Zweig Sec. Corp.

Fully Managed         202,689                225                 0.11       Furman Selz

All Growth            204,680                978                 0.48       Furman Selz

Growth Opportunities   24,964                 78                 0.31       Furman Selz

Capital Appreciation  365,400              9,000                 2.97       Furman Selz

Real Estate           104,920              1,344                 1.28       Furman Selz

Value Equity          490,592              1,032                 0.21       Furman Selz
                                          12,768                 2.60       Raymond James & Assoc.

Emerging Markets      190,071              5,638                 2.97       Baring Sec. Corp.
                                             611                 0.48       ING Sec.

Managed Global      1,487,342              1,041                 0.16       Baring Sec. Corp.
                                              55                 0.01       ING Sec. Corp.

Small Cap             266,848            262,004                98.18       Fred Alger & Co.

Developing World       36,384

Capital Growth        612,148              4,404                 0.72       Furman Selz
                                          70,671                11.54       Robertson Stephens
                                                                              Sec. Corp.

Growth                330,923              6,624                 2.00       Furman Selz
                                           4,963                 1.50       Robertson Stephens
                                                                              Sec. Corp.

Total Return          189,846              4,974                 0.84       Furman Selz


For the fiscal year ended December 31, 1997, the following total brokerage commissions, and affiliated brokerage commissions were paid (where commissions were paid to affiliates, the percentage and the affiliate is also noted):


                                    Total Amount of     Percent of Total
                Total Amount of     Commissions Paid    Commissions Paid
Portfolio       Commissions Paid      to Affiliates       to Affiliates         Affiliate
---------       ----------------    ----------------    ----------------         ---------
Equity Income         315,130             33,263                10.55       Zweig Securities Corp.

Strategic Equity       82,710              1,788                 2.16       Zweig Securities Corp.

Hard Assets           249,483               900                  0.36       Raymond James & Associates

Value Equity          219,706             13,239                 0.03       Raymond James & Associates


   Barings Securities Corporation is an affiliate of Barings International Investment Limited, an affiliate of the Manager and Portfolio Manager of the Hard Assets, Developing World and Global Fixed Income Portfolios. Zweig Securities Corp. is an affiliate of Zweig Advisors, Inc., the former Portfolio Manager to the Strategic Equity and Equity Income (formerly, the Multiple Allocation Series) Portfolios. Raymond James & Associates is an affiliate of Eagle Asset Management, Inc., Portfolio Manager of the Value Equity Portfolio. Furman Selz Securities Corp. is an affiliate of the Manager, as each is owned by ING Groep. Robertson, Stephens Securities Corp. is an affiliate of Robertson, Stephens & Company Investment Management, LP, the former Portfolio Manager of the Growth Portfolio and the Growth & Income Portfolio. Fred Alger & Company is an affiliate of Fred Alger Management, Inc., Portfolio Manager to the Small Cap Portfolio.

   The Manager, Directed Services, Inc., is an affiliate of the GCG
Trust.


                             NET ASSET VALUE

  As indicated under "Net Asset Value" in the prospectus, the Portfolio's net asset value per share for the purpose of pricing purchase and redemption orders is determined at the close of the New York Stock Exchange (generally 4:00 P.M.), Eastern time, on each day the New York Stock Exchange is open for trading, exclusive of federal holidays.


                         PERFORMANCE INFORMATION

  The Trust may, from time to time, include the yield of the Portfolios, and the total return of the Portfolios in advertisements or sales literature. In the case of Variable Contracts, performance information for a Portfolio will not be advertised or included in sales literature unless accompanied by comparable performance information for the separate account to which the Portfolio offers its shares.

  Quotations of yield for the Portfolios will be based on all investment income per share earned during a particular 30-day period (including dividends and interest and calculated in accordance with a standardized yield formula adopted by the SEC), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

     YIELD = 2 [((a-b)/cd  + 1)^6 - 1]

where,
     a = dividends and interest earned during the period,

     b = expenses accrued for the period (net of reimbursements),

     c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and

     d = the maximum offering price per share on the last day of the period.

  Quotations of average annual total return for a Portfolio will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Portfolio over certain periods that will include periods of one, five, and ten years (or, if less, up to the life of the Portfolio), calculated pursuant to the following formula: P (1 +
T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Quotations of total return may also be shown for other periods. All total return figures reflect the deduction of a proportional share of Portfolio expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.

  Each Portfolio may be categorized as to its market capitalization make-up ("large cap," mid cap" or "small cap") with regard to the market capitalization of the issuers whose securities it holds. A Portfolio average or median market capitalization may also be cited. Certain other statistical measurements may be used to provide measures of a Portfolio's characteristics. Some of these statistical measures include without limitation: median or average P/E ratios, duration and beta. Median and average P/E ratios are measures describing the relationship between the price of a Portfolio's various securities and their earnings per share. Duration is a weighted-average term-to-maturity of the bond's cash flows, the weights being present value of each cash flow as a percentage of the bond's full price.

  Beta is a historical measure of a portfolio's market risk; a Beta of
1.10 indicates that the portfolio's returns tended to be 10% higher (lower) than the market return during periods in which market returns were positive (negative).

  Performance information for a Portfolio may be compared, in advertisements, sales literature, and reports to shareholders to: (i) the Standard & Poor's 500 Stock Index ("S&P 500"), the Dow Jones Industrial Average ("DJIA"), the Lehman Brothers Government Bond Index, the Donoghue Money Market Institutional Averages, the Lehman Brothers Government Corporate Index, the Salomon HighYield Index, the Russell MidCap Index, the Wilshire 5000 Index, the Lehman Brothers Aggregate Index, or other indexes that measure performance of a pertinent group of securities, (ii) other groups of mutual funds tracked by Lipper Analytical Services, Inc., a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Portfolio. Unmanaged indexes may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

  Reports and promotional literature may also contain other information including (i) the ranking of any Portfolio derived from rankings of mutual funds or other investment products tracked by Lipper Analytical Services, Inc. or by other rating services, companies, publications, or other persons who rank mutual funds or other investment products on overall performance or other criteria, and (ii) the effect of tax deferred compounding on a Portfolio's investment returns, or returns in general, which may by illustrated by graphs, charts, or otherwise, and which may include a comparison, at various points in time, of the return from an investment in a Portfolio (or returns in general) on a tax-deferred basis (assuming one or more tax rates) with the return on a taxable basis.

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  In addition, reports and promotional literature may contain information concerning the Manager, the Portfolio Managers, or affiliates of the Trust, the Manager, or the Portfolio Managers, including (i) performance rankings of other mutual funds managed by a Portfolio Manager, or the individuals employed by a Portfolio Manager who exercise responsibility for the day-to-day management of a Portfolio, including rankings of mutual funds published by Morningstar, Inc., Value Line Mutual Fund Survey, or other rating services, companies, publications, or other persons who rank mutual funds or other investment products on overall performance or other criteria; (ii) lists of clients, the number of clients, or assets under management; and (iii) information regarding services rendered by the Manager to the Trust, including information related to the selection and monitoring of the Portfolio Managers.
Reports and promotional literature may also contain a description of the type of investor for whom it could be suggested that a Portfolio is intended, based upon each Portfolio's investment objectives.

  In the case of Variable Contracts, quotations of yield or total return for a Portfolio will not take into account charges and deductions against any Separate Accounts to which the Portfolio shares are sold or charges and deductions against the life insurance policies or annuity contracts issued by

                                    43

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Golden American, although comparable performance information for the Separate Account will take such charges into account. Performance information for any Portfolio reflects only the performance of a hypothetical investment in the Portfolio during the particular time period on which the calculations are based. Performance information should be considered in light of the Portfolio's investment objective or objectives and investment policies, the characteristics and quality of the portfolios, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.


                                  TAXES

  Shares of the Portfolios are offered only to the Separate Accounts that fund Variable Contracts. See the respective prospectus for the Variable Contracts for a discussion of the special taxation of insurance companies with respect to the Separate Accounts and of the Variable Contracts and the holders thereof.

  Each Portfolio intends to qualify, and expects to continue to qualify, for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify for that treatment, a Portfolio must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain, and net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. These requirements include the following (1) the Portfolio must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of the Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities that, with respect to any one issuer, do not exceed 5% of the value of the Portfolio's total assets and that do not represent more than 10% of the outstanding voting securities of the issuer; and (3) at the close of each quarter of the Portfolio's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer. If each Portfolio qualifies as a regulated investment company and distributes to its shareholders substantially all of its net income and net capital gains, then each Portfolio should have little or no income taxable to it under the Code.

                                    46

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  Each Portfolio must, and intends to also comply with, the diversification requirements imposed by section 817(h) of the Code and the regulations thereunder. These requirements, which are in addition to the diversification requirements mentioned above, place certain limitations on the proportion of each Portfolio's assets that may be represented by any single investment (which includes all securities of the same issuer). For purposes of section 817(h), all securities of the same issuer, all interests in the same real property project, and all interest in the same commodity are treated as a single investment. In addition, each U.S. government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities and political subdivisions all will be considered securities issued by the same issuer.

  If a Portfolio fails to qualify as a regulated investment company, the Portfolio will be subject to federal, and possibly state, corporate taxes on its taxable income and gains (without any deduction for its distributions to its shareholders) and distributions to its shareholders will constitute ordinary income to the extent of such Portfolio's available earnings and profits. Owners of Variable Contracts which have invested in such a Portfolio might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral. In addition, if a Portfolio failed to comply with the diversification requirements of section 817(h) of the Code and the regulations thereunder, owners of Variable Contracts which have invested in the Portfolio could be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral. For additional information concerning the consequences of failure to meet the requirements of section 817(h), see the prospectuses for the Variable Contracts.

  Generally, a RIC must distribute substantially all of its ordinary income and capital gains in accordance with a calendar year distribution requirement in order to avoid a nondeductible 4% excise tax. However, the excise tax does not apply to certain Portfolios whose only shareholders are segregated asset accounts of life insurance companies held in connection with Variable Contracts. To avoid the excise tax, each Portfolio that does not qualify for this exemption intends to make its distributions in accordance with the calendar year distribution requirement.

  The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the income received in connection therewith by the Portfolios. Income from the disposition of foreign currencies (except certain gains therefrom that may be excluded by future regulations); and income from transactions in options, futures, and forward contracts derived by a Portfolio with respect to its business of investing in securities or foreign currencies, are expected to qualify as permissible income under the Income Requirement.

  Foreign Investments -- Portfolios investing in foreign securities or currencies may be required to pay withholding, income or other taxes to foreign governments or U.S. possessions. Foreign tax withholding from dividends and interest, if any, is generally at a rate between 10% and 35%. The investment yield of any Portfolio that invests in foreign securities or currencies is reduced by these foreign taxes. Owners of Variable Contracts investing in such Portfolios bear the cost of any foreign taxes but will not be able to claim a foreign tax credit or deduction for these foreign taxes. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and foreign countries generally do not impose taxes on capital gains in respect of investments by foreign investors.

  The Portfolios listed above may invest in securities of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. A Portfolio investing in securities of PFICs may be subject to U.S. Federal income taxes and interest charges, which would reduce the investment yield of a Portfolio making such investments. Owners of Variable Contracts investing in such Portfolios would bear the cost of these taxes and interest charges. In certain cases, a Portfolio may be eligible

                                    47

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to make certain elections with respect to securities of PFICs which could reduce taxes and interest charges payable by the Portfolio. However, a Portfolio's intention to qualify annually as a regulated investment company may limit a Portfolio's elections with respect to PFIC securities and no assurance can be given that such elections can or will be made.

  The foregoing is only a general summary of some of the important Federal income tax considerations generally affecting the Portfolios and their shareholders. No attempt is made to present a complete explanation of the Federal tax treatment of each Portfolio's activities, and this discussion and the discussion in the prospectus and/or statements of additional information for the Variable Contracts are not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisors for more detailed information and for information regarding any state, local, or foreign taxes applicable to the Variable Contracts and the holders thereof.


                            OTHER INFORMATION

CAPITALIZATION
  The Trust is a Massachusetts business trust established under an Agreement and Declaration of Trust dated August 3, 1988, an open-end management investment company and currently consists of 28 Portfolios. Three Portfolios are discussed in this Statement of Additional Information and accompanying prospectus. Twenty-five additional operational portfolios and one non-operational portfolio are described in separate prospectuses and statements of additional information. The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with a par value of $0.001 each. The Board of Trustees may establish additional Portfolios (with different investment objectives and fundamental policies) at any time in the future. Establishment and offering of additional Portfolios will not alter the rights of the Trust's shareholders, the Separate Accounts. When issued in accordance with the terms of the Agreement and Declaration of Trust, shares are fully paid, redeemable, freely transferable, and non-assessable by the Trust. Shares do not have preemptive rights or subscription rights. In liquidation of a Portfolio of the Trust, each shareholder is entitled to receive his or her pro rata share of the net assets of that Portfolio. All of the Portfolios discussed in this Statement of Additional Information are diversified with the exception of the Special Situations Portfolio.

  On January 31, 1992, the name of the Trust was changed to The GCG Trust. Prior to that change, the name of the Trust was The Specialty Managers Trust.

VOTING RIGHTS
  Shareholders of the Portfolio are given certain voting rights. Each share of each Portfolio will be given one vote, unless a different allocation of voting rights is required under applicable law for a mutual fund that is an investment medium for variable insurance products.

  Massachusetts business trust law does not require the Trust to hold annual shareholder meetings, although special meetings may be called for a specific Portfolio, or for the Trust as a whole, for purposes such as electing or removing Trustees, changing fundamental policies, or approving a contract for investment advisory services. The Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. In addition, the Agreement and Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares or other voting interests of the Trust may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trust's shares do not have cumulative voting rights. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee, if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. The Trust is required to assist in shareholders' communications.

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PURCHASE OF SHARES
  Shares of a Portfolio may be offered for purchase by separate accounts of insurance companies to serve as an investment medium for the variable contracts issued by the insurance companies and to certain qualified pension and retirement plans, as permitted under the federal tax rules relating to the Portfolios serving as investment mediums for variable contracts. Shares of the Portfolios are sold to insurance company separate accounts funding both variable annuity contracts and variable life insurance contracts and may be sold to insurance companies that are not affiliated. The Trust currently does not foresee any disadvantages to variable contract owners or other investors arising from offering the Trust's shares to separate accounts of unaffiliated insurers, separate accounts funding both life insurance polices and annuity contracts in certain qualified pension and retirement plans; however, due to differences in tax treatment or other considerations, it is theoretically possible that the interests of owners of various contracts or pension and retirement plans participating in the Trust might at sometime be in conflict. However, the Board of Trustees and insurance companies whose separate accounts invest in the Trust are required to monitor events in order to identify any material conflicts between variable annuity contract owners and variable life policy owners, between separate accounts of unaffiliated insurers, and between various contract owners or pension and retirement plans. The Board of Trustees will determine what action, if any, should be taken in the event of such a conflict. If such a conflict were to occur, in one or more insurance company separate accounts might withdraw their investment in the Trust. This might force the Trust to sell securities at disadvantageous prices.

  Shares of each Portfolio are sold at their respective net asset values (without a sales charge) next computed after receipt of a purchase order by an insurance company whose separate account invests in the Trust.

REDEMPTION OF SHARES
  Shares of any Portfolio may be redeemed on any business day. Redemptions are effected at the per share net asset value next determined after receipt of the redemption request by an insurance company whose separate account invests in the Portfolio. Redemption proceeds normally will be paid within seven days following receipt of instructions in proper form. The right of redemption may be suspended by the Trust or the payment date postponed beyond seven days when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or for any period during which trading thereon is restricted because an emergency exists, as determined by the SEC, making disposal of portfolio securities or valuation of net assets not reasonably practicable, and whenever the SEC has by order permitted such suspension or postponement for the protection of shareholders. If the Board of Trustees should determine that it would be detrimental to the best interests of the remaining shareholders of a Portfolio to make payment wholly or partly in cash, the Portfolio may pay the redemption price in whole or part by a distribution in kind of securities from the portfolio of the Portfolio, in lieu of cash, in conformity with applicable rules of the SEC. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash.

EXCHANGES
  Shares of any one Portfolio may be exchanged for shares of any of the other Portfolios described in the Prospectus. Exchanges are treated as a redemption of shares of one Portfolio and a purchase of shares of one or more of the other Portfolios and are effected at the respective net asset values per share of each Portfolio on the date of the exchange. The Trust reserves the right to modify or discontinue its exchange privilege at any time without notice. Variable contract owners do not deal directly with the Trust with respect to the purchase, redemption, or exchange of shares of the Portfolios, and should refer to the Prospectus for the applicable variable contract for information on allocation of premiums and on transfers of contract value among divisions of the pertinent insurance company separate account that invest in the Portfolio.

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  The Trust reserves the right to discontinue offering shares of one or more Portfolios at any time. In the event that a Portfolio ceases offering its shares, any investments allocated by an insurance company to such Portfolio will be invested in the Liquid Asset Portfolio or any successor to such Portfolio.

CUSTODIAN AND OTHER SERVICE PROVIDERS
  The Bank of New York, One Wall Street, New York, NY 10286, serves as Custodian of the Trust's securities and cash and is responsible for safekeeping the Trust's assets. PFPC Inc., a Delaware corporation, located at 103 Bellevue Parkway, Wilmington, DE 19809, provides administrative and portfolio accounting services for all Portfolios.

INDEPENDENT AUDITORS
  Ernst & Young LLP, Two Commerce Square, Suite 4000, 2001 Market Street, Philadelphia, Pennsylvania 19103 serves as the Trust's independent auditor. The auditor examines financial statements for the Trust and provides other audit, tax and related services.

COUNSEL
  Sutherland Asbill & Brennan LLP, 1275 Pennsylvania Avenue, NW,
Washington, D.C. 20004-2440 serves as counsel to the Trust.

REGISTRATION STATEMENT
  This Statement of Additional Information and the accompanying Prospectus do not contain all the information included in the Trust's Registration Statement filed with the SEC under the Securities Act of 1933 with respect to the securities offered by the Prospectus. Certain portions of the Registration Statement have been omitted pursuant to the rules and regulations of the SEC.

  The Registration Statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

  Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

FINANCIAL STATEMENTS
  Audited Financial Statements of the Trust for each annual period ended December 31 are included in the Trust's Annual Report to Shareholders. Financial statements and financial highlights for the Portfolios discussed in this Statement of Additional Information will be included in the Trust's Annual Report for the calendar year ended December 31, 2000. Shareholders also will receive unaudited semi-annual reports describing the Portfolios' investment operations.
You can obtain a copy of the Trust's Annual Report dated December 31, 1999 by writing or calling the Distributor at the address or telephone number set forth on the cover of this Statement of Additional Information.

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                 APPENDIX 1: DESCRIPTION OF BOND RATINGS

  Excerpts from Moody's Investors Service, Inc.'s ("Moody's") description of its bond ratings:

  Aaa - judged to be the best quality; they carry the smallest degree of investment risk. Aa - judged to be of high quality by all standards; together with the Aaa group, they comprise what are generally known as high grade bonds. A - possess many favorable investment attributes and are to be considered as "upper medium grade obligations." Baa - considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured; interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Ba - judged to have speculative elements; their future cannot be considered as well assured. B - generally lack characteristics of the desirable investment. Caa - are of poor standing; such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca - speculative in a high degree; often in default. C - lowest rate class of bonds; regarded as having extremely poor prospects.

  Moody's also applies numerical indicators 1, 2, and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; 2 indicates a mid-range ranking; and 3 indicates a ranking toward the lower end of the category.

  Excerpts from Standard & Poor's Rating Group ("S&P") description of its bond ratings:

  AAA - highest grade obligations; capacity to pay interest and repay principal is extremely strong. AA - also qualify as high grade obligations; a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree. A - regarded as upper medium grade; they have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. BBB - regarded as having an adequate capacity to pay interest and repay principal; whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity than in higher rated categories - this group is the lowest which qualifies for commercial bank investment. BB, B, CCC, CC, C- predominately speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligation: BB indicates the lowest degree of speculation and C the highest.

  S&P applies indicators "+", no character, and "-" to its rating categories. The indicators show relative standing within the major rating categories.


    DESCRIPTION OF MOODY'S RATINGS OF NOTES AND VARIABLE RATE DEMAND
                              INSTRUMENTS:

  Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade or MIG. Such ratings recognize the differences between short-term credit and long-term risk. Short-term ratings on issues with demand features (variable rate demand obligations) are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payments relying on external liquidity.

  MIB 1/VMIG 1: This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

  MIG 2/VMIG 2: This denotes high quality. Margins of protection are ample although not as large as in the preceding group.

                                    A1

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       DESCRIPTION OF MOODY'S TAX-EXEMPT COMMERCIAL PAPER RATINGS:

  Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations which have an original maturity not exceeding nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. The following designations, all judged to be investment grade, indicate the relative repayment ability of rated issuers of securities in which the Trust may invest:

  PRIME-1: Issuers rates Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term promissory obligations.

  PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term promissory obligations.


            DESCRIPTION OF S&P'S RATINGS FOR MUNICIPAL BONDS:

INVESTMENT GRADE

  AAA: Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

  AA: Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

  A: Debt rated "A" has strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

  BBB: Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.


                            SPECULATIVE GRADE

  BB, B, CCC, CC: Debt rated in these categories is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

  CI: The "CI" rating is reserved for income bonds on which no interest is being paid.

  D: Debt rated "D" is in default, and repayment of interest and/or repayment of principal is in arrears.

  PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                                    A2

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  DESCRIPTION OF S&P'S RATINGS FOR INVESTMENT GRADE MUNICIPAL NOTES AND
                     SHORT-TERM DEMAND OBLIGATIONS:

  SP-1: Issues carrying this designation have a very strong or strong capacity to pay principal and interest. Those issued determined to possess overwhelming safety characteristics will be given a plus (+) designation.

  SP-2: Issues carrying this designation have a satisfactory capacity to pay principal and interest.


   DESCRIPTION OF S&P'S RATINGS FOR DEMAND OBLIGATIONS AND TAX-EXEMPT
                            COMMERCIAL PAPER:
  An S&P commercial paper rating is a current assessment of the likelihood of timely repayment of debt having an original maturity of no more than 365 days. The two rating categories for securities in which the Trust may invest are as follows:
  A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be denoted with a plus (+) designation.
  A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

                                    A3



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